UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Income Plus Fund

(Ticker: PSYPX)

Palmer Square Ultra-Short Duration Investment Grade Fund

(Ticker: PSDSX)

ANNUAL REPORT

JUNE 30, 2023

Palmer Square Funds

Each a series of Investment Managers Series Trust

Table of Contents

Income Plus Fund

Letter to Shareholders	1
Fund Performance	13
Schedule of Investments	14
Statement of Assets and Liabilities	42
Statement of Operations	43
Statements of Changes in Net Assets	44
Financial Highlights	45

Ultra-Short Duration Investment Grade Fund
Letter to Shareholders	46
Fund Performance	52
Schedule of Investments	53
Statement of Assets and Liabilities	64
Statement of Operations	65
Statements of Changes in Net Assets	66
Financial Highlights	67

Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	84
Supplemental Information	86
Expense Examples	89

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Income Plus Fund (PSYPX)

June 2023

Fund Refresher

As a refresher, the investment objective of the Palmer Square Income Plus Fund ("PSYPX" or the "Fund") is income and capital appreciation. In seeking to achieve that investment objective, the Investment Team employs a flexible mandate to find the best relative value across corporate credit and structured credit. The Fund has also historically maintained low interest rate duration* and high credit quality. Due to the Fund's high-quality bias we are very comfortable with the underlying credit quality of the holdings and ability to avoid credit losses; over 80% of the portfolio is rated investment grade ("IG") and over 55% is rated A or higher. Spread duration* is 2.4 years.

What is the Fund trying to achieve in today's market to benefit clients?

•	Diversified Income Generation – The Fund generates income through a diversified exposure to corporate and structured credit, including primarily corporate bonds, bank loans, collateralized loan obligations ("CLOs"), commercial mortgage backed securities ("CMBS"), residential mortgage backed securities ("RMBS"), asset backed securities ("ABS"), commercial paper and U.S. Treasury securities.
•	Low Interest Rate Duration – We have had minimal interest rate duration which drives lower correlation to interest rate sensitive fixed income such as those investments which comprise the Bloomberg U.S. Aggregate Bond Index and Bloomberg 1-3 Year U.S. Corporate Index.
•	Capital Preservation – The Fund maintains a high quality bias.
•	Total Return – The Fund also seeks capital appreciation through opportunistic portfolio rotations driven by the Investment Team's assessment of relative value. Please note that the Fund can invest up to 30% in high-yield rated ("HY") securities.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot by quarter.

	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023
Interest Rate Duration	0.57 yrs	0.62 yrs	0.64 yrs	0.79 yrs	0.89 yrs
Spread Duration	2.80 yrs	2.65 yrs	2.70 yrs	2.38 yrs	2.36 yrs
Yield to Expected Call*	5.27%	6.46%	6.49%	6.42%	7.07%
Yield to Maturity	5.15%	6.19%	6.26%	6.17%	6.80%
Current Yield	3.24%	4.15%	4.90%	5.36%	5.72%
30-day SEC Yield* (net of fees)	2.39%	3.84%	5.14%	5.67%	5.97%
30-day SEC Yield* (gross of fees)	2.39%	3.84%	5.14%	5.67%	5.97%

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

1

Relative Value and Current Upside potential

•	We see a lot of value in CLO debt at current levels, as spreads are near the wides only seen for a few short periods since 2008. If CLO debt levels return to their average post crisis spreads, total return potential is very attractive. Please see the table below highlighting current price/spreads and potential upside from current levels. Yield to expected illustrates yields if spreads were to stay the same and the bonds pull to par by maturity. The Average 1-year upside represents the 1yr total return if spreads return to their 10yr average levels, and the Tight 1-year upside represents the 1yr total return if spreads return to their 10yr tight levels[1,2].

PALMER SQUARE INCOME PLUS FUND							1yr Forward Breakeven[3]	3/31/2020[4]	2/28/2016[5]
Rating	Allocation	Price	Spread	YTE*	Average 1yr Upside[1]	Tight 1yr Upside[2]	Spread	Spread	Spread
CLO AAA	11.95%	98.86	169	6.42%	7.64%	8.25%	593	243	186
CLO AA	2.28%	96.02	289	6.81%	8.66%	9.84%	438	349	284
CLO A	0.55%	96.72	304	7.54%	9.42%	12.46%	534	501	394
CLO BBB	11.88%	92.77	577	10.22%	16.59%	19.99%	766	755	661
CLO BB	8.71%	90.90	963	14.24%	22.61%	27.73%	1204	1384	1193
CLO B	0.26%	80.85	1404	18.71%	34.25%	45.78%	1655	1949	1653
ABS	12.41%	98.79	52	5.88%	5.88%	5.88%	655	313	52
CMBS	4.83%	87.02	605	10.80%	23.89%	25.16%	1128	225	75
RMBS	9.42%	87.62	168	5.90%	7.58%	10.55%	345	375	150
Corp HY	5.14%	90.74	260	6.83%	5.86%	9.02%	430	880	726
Corp IG	17.87%	94.65	106	5.87%	5.52%	6.18%	378	272	197
Bank Debt	5.22%	99.84	238	6.70%	7.85%	8.65%	659	844	639
Govt	9.48%	98.32	0	5.38%	5.38%	5.38%	0	0	0
Total	100.00%	94.33	281	7.53%	10.00%	11.66%	576	478	348

Source: Bloomberg, Palmer Square, as of 6/30/2023. *YTE, also known as Yield to Expected Call, is a Yield to Call metric that assumes callable bonds are not called at their call date, but some later date prior to maturity. 1Refers to the potential increase in value of the investment in one year if spreads return to 10-year average levels. 2Refers to the potential increase in value of the investment in one year if spreads return to 10-year tight levels. The potential increase in value is calculated by determining the return resulting from the positive or negative difference between the current price of the securities and the price of the securities at the respective spread levels noted in the hypothetical performance (i.e., spread levels at 10-year averages) plus the income from anticipated coupon payments over the next 12 months. For purposes of this analysis, anticipated coupon payments incorporate the forward LIBOR/SOFR curve. 3Refers to the level at which spreads would need to widen in order to cause a negative value in an individual investment over a one-year period. This is determined by reducing a security's price by its expected coupon payments over the next 12 months and then calculating the level of spread widening that would need to occur to move the security's actual price to the reduced price. For purposes of this analysis, anticipated coupon payments incorporate the forward LIBOR/SOFR curve. 4Month end during Covid dislocation. 5Month end of energy market dislocation. Below investment grade ratings are subject to higher risks. Figures shown are not indicative of the performance of the Fund. The presented hypothetical performance does not reflect the impact of material economic and market factors on decision-making, any changes to the strategy over time, and was prepared with the benefit of hindsight. Past performance is no guarantee of future returns.

PALMER SQUARE CLO INDEX LEVELS AND 1YR UPSIDE TO AVERAGE/TIGHTS

Rating	Current Average Price	Discount Margin	Yield to Expected	Average 1yr Upside1	Tight 1yr Upside2
CLO AAA	$98.81	162	6.22%	7.68%	7.94%
CLO AA	$97.71	223	6.46%	8.92%	9.69%
CLO A	$96.54	290	7.13%	10.20%	11.50%
CLO BBB	$93.03	479	9.01%	15.00%	17.69%
CLO BB	$87.03	968	14.05%	22.49%	29.38%
CLO B	$68.49	1524	19.61%	41.18%	52.86%

Source: JPM / Intex / Palmer Square. As of 6/30/2023. Below investment grade ratings are subject to higher risks. Figures shown are not indicative of the performance of the Fund. 1Refers to the potential increase in value of the investment in one year if spreads return to 10-year average levels. 2Refers to the potential increase in value of the investment in one year if spreads return to 10-year tight levels. The potential increase in value is calculated by determining the return resulting from the positive or negative difference between the current price of the securities and the price of the securities at the respective spread levels noted in the hypothetical performance (i.e., spread levels at 10-year averages) plus the income from anticipated coupon payments over the next 12 months. For purposes of this analysis, anticipated coupon payments incorporate the forward LIBOR/SOFR curve. The presented hypothetical performance does not reflect the impact of material economic and market factors on decision making, any changes to the Fund over time, and was prepared with the benefit of hindsight.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

2

Summary Themes:

•	Performance, Attribution and Positioning;

•	2023 Outlook: Federal Reserve (Fed) Pause, Soft Landing, Earnings Recession, Defaults Contained, Bonds are Back

Theme I. Fiscal Year Ending 6/30/2023 Performance. Attribution and Positioning

•	Performance: The Fund delivered a positive return of 5.64% (net of fees) in the fiscal year ending June 30th 2023. This compares to returns of -0.94% and +1.67% for the Bloomberg U.S. Aggregate and Bloomberg 1-3 Year U.S. Corporate indices, respectively, over the same period. The primary driver of the relative performance of the Fund was lower interest rate duration as interest rates increased for most of the period. The secondary driver of relative performance was credit spread tightening, particularly amongst corporate and high yield bonds along with bank loans. The tertiary driver of relative performance was the relatively higher carry of the Fund which in turn was driven by the allocation to floating rate securities (bank loans, CLO debt tranches, floating rate MBS/CMBS, etc.). Given the steep yield curve inversion, floating rate securities benefitted from high short term interest rates, which form the base rate for the quarterly coupon resets (i.e. SOFR + margin). Lastly, the Fund's active management and dynamic asset allocation changes allowed it to exploit credit spread volatility, adding/ subtracting risk generically along with rotations amongst sub classes of credit.

•	Qualitatively, the 12-month period ending June 2023 was very eventful. The period started with credit spreads generally higher across the board, which in turn was due to a deteriorating macro environment combined with high inflation and extremely hawkish monetary policy in both North America and Europe. Spread and rate volatility remained high for the first part of the period until the market started to receive positive data on inflation. This positive data combined with favorable technicals (lack of primary supply, high cash levels, and negative sentiment) led to a broad based rally in both credit and equity markets early in the calendar year. In late March volatility surged after several regional banks failed. However this drawdown proved to be short lived as both credit and equity markets quickly recouped losses and finished the period at the highs (spread tights).

•	Macro-economic data continues to support our house view of a higher-for-longer (than the market expects) interest rate environment. The labor market remains extremely strong with both near record-low unemployment AND historically elevated wage growth. Retail spending remains robust, although some areas (services) are clearly stronger than others (goods). Even the housing market has found new life as, somewhat ironically, the lack of supply of existing homes is pushing home buyers into the new build market. Taking all this into account, plus the absence of something else "breaking" in the system since March, the Fed clearly has scope to continue raising rates. So we agree with the market pricing in 2 more hikes this year, but we don't necessarily agree with the shape of the curve from January 2024 on, which from that point the market is pricing in a full 100bps of cuts throughout the next year. We sympathize. The excess COVID stimulus savings are clearly running out, the resumption in student loan payments in October, plus the general delayed impact of the cumulative increase in interest rates will act as a big liquidity drain on consumer bank accounts. But given the strength of the labor market and lack of a real negative catalyst in the corporate world - inventories are low, balance sheets remain in decent shape, cost inflation is moderating - we think the odds point to a proverbial soft landing rather than a sharp 2%+ contraction in real GDP (Gross Domestic Product). And as long as core inflation is running 3.5%+ AND the labor market remains strong we don't think the Fed would cut rates in a soft landing environment.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

3

Selected Indices	Performance 7/1/2022 to 6/30/2023
Bloomberg U.S. Treasury Index	-2.13% (+1.28% yield change)
Bloomberg U.S. Aggregate Bond Index	-0.94% (-6bps spread change)
Bloomberg U.S. Corporate Index	+ 1.55% (-32bps)
Bloomberg 1 -3 Year U.S. Corporate Index	+ 1.67% (-21bps)
Bloomberg U.S. High Yield Index	+9.06% (-179bps)
iBoxx Liquid Leveraged Loan Index	+ 11.02% (-85bps)
Palmer Square CLO Senior Debt Index	+6.77% (-23bps)
Palmer Square CLO Debt Index	+9.68% (-1bps)
S&P 500 Index	+ 19.56%
STOXX 600 Index	+24.77%

Source: Bloomberg as of 6/30/2023

•	Positioning: The Fund entered the period ending June 2022 with a 21% allocation to cash equivalents (e.g. dry powder* in the form of treasury bills and money-market ABS) to be used after a period of sustained spread widening. In early July we decided to deploy some of this capital given attractive credit valuations that, in our judgement, were pricing in a significantly worse outlook than equities (or commodities for that matter). In total we deployed around 15%, including 4% in HY, 8% in short IG corps, and 3% in CLO debt (mostly AAAs). Some of this allocation was subsequently reduced in mid August after spreads rallied considerably, but exposure was taken back up in HY and IG again in October.

•	Up until early March 2023 the Fund's position was largely unchanged with some tactical reductions in HY and loans after a significant spread rally in January. In the wake of the Silicon Valley Bank (SVB) failure, however, we monetized around 10% of our short- dated corporate bond allocation to cash/T-bills. This was done at a net gain, despite spreads widening, and in some cases spread curves inverting, because the move lower in rates more than offset wider spreads. We also felt that if the banking crisis were to not be contained, there would be a flight to safety in T-bills. The latter happened regardless even though the banking stress was arguably contained by quarter end. We also reduced exposure in CMBS which was the clear underperforming part of credit. Lastly, we net added to HY bonds post SVC after spreads moved over 100bps wider.

•	We continued reducing short IG corps in April as spreads flattened after inverting in March. Corp 1-3Y spreads were 30bps tighter in Q2 vs 16bps for the full Corporate Index. We also reduced the exposure to Treasury Bills (15% to 9%) given the noise around the debt-ceiling crisis and rotated those proceeds into ABS money market tranches that were paying 40-50bps over. So doing this picked up some spread and avoided a potential nonpayment (however unlikely). Lastly, proceeds from the IG Corp sales were used to increase exposure to both agency and non-agency MBS, where we took exposure from 5% to 9%. Agency spreads were already wide at the start of the year (approximately 100bps), but widened out substantially in the aftermath of regional bank failures, partially due to forced selling of portfolios by regional banks to raise liquidity, and then by the FDIC itself which continues to unwind the $120BN MBS portfolio of Signature Bank. In late May we were able pick-up agency sequential pays with spreads in the 150bps area. We liked the sequential structures as they limit extension risk and have WALs* in the 2-4 range.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

4

Theme II. 2023 Outlook: Fed Pause, Soft Landing, Earnings Recession, Defaults Contained, Bonds are Back

•	Pause, Not Pivot: Recent inflation data is mixed at best, with "goods" prices decelerating but "services" inflation remaining stubbornly high. Core inflation has also likely peaked, but what is not clear is how long it will take to normalize back to the Fed's target level of 2%. Due to the way core inflation is calculated, the housing component of the Consumer Price Index (CPI (42% weight in headline, 54% in core)) works on a lag and will take time to fully reflect the current state of the housing and rental markets. Additionally, the inflation in core services is also unlikely to trend meaningfully lower without a sustained loosening in the labor market, which remains incredibly robust (unemployment at record lows and job openings still near record highs). Therefore, our base case is core y/y numbers, currently +6.0% y/y, will remain stubbornly high throughout 2023. And until the Fed feels core inflation has normalized, they will be forced to keep rates in restrictive territory (i.e. > 5%). That said, we also believe the Fed will pause the current hiking cycle in 1H 2023 once the Fed Funds Rate reaches 5.25% in order to observe the cumulative impact of higher interest rates on the economy. Furthermore, we do not see the Fed cutting rates in 2023 without a material weakening of the labor market combined with negative GDP (Gross Domestic Product) growth, which is not our base case. In summary, we believe short term interest rates will remain higher for longer than the market is currently pricing in. This would be positive for floating-rate securities as their coupons would remain higher for longer than the market currently anticipates.

•	Soft(ish) Landing: Our view that rates will stay higher for longer is, in part, based on our view that the macro picture looks resilient. The labor market is as strong as ever, literally. In fact, so strong that the Fed would like to see it cool a bit to ease inflation pressure. We have seen some layoffs starting, but so far this has been isolated to the tech space. The consumer remains in decent shape, with debt/income levels still historically low and excess savings still high. In Europe, the macro picture has improved substantially thanks to warmer weather and government actions. And lastly, geopolitical risks have eased as well - Russia in a stalemate in Ukraine, Ukraine exporting grain, China reopening, European unity, etc. Growth will undoubtedly slow as high interest rates restrict investment, but we don't envision a hard landing.

•	Earnings Headwinds to Intensify: The numerous headwinds facing corporate earnings in 2H 2022 will continue into 2023 and likely intensify as the lagged impact of higher interest rates pressures more parts of the global economy. Revenue growth will slow on overall weaker demand and less ability to pass through inflation, and margins will be impacted by both lower revenue and continued cost pressure in wages and labor scarcity. But as we have highlighted previously (many times!), corporates started this current cycle from a period of strength, particularly when compared to previous cycles when corporates entered recessions over-levered and under prepared. On the whole, most measures of credit metrics are strong: debt leverage, interest coverage, liquidity, maturity profile, etc. As such, we think most corporates are well positioned to withstand several quarters of weak earnings without a deterioration in credit profiles. The exception to this will be the weakest cohort of companies with bad business models and/or bad capital structures (i.e. CCCs and cyclical single Bs). But this is why fundamental credit research and selection remains so important, now more than ever.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

5

•	Defaults Contained: The current cycle started with default rates practically at zero. So to say they will increase is certainly no hot take. In fact, they have already increased to around 1.25-1.50% depending on how one treats distressed exchanges. From a historical perspective, around half of CCCs default in an economic downturn. The weight of CCCs in the HY and bank loan market are 10% and 6% respectively. So you could make the argument that half of those might default in 2023. You might also make the argument that another 1-3% in defaults from companies with 1) bad/ disrupted business models and/or 2) bad capital structures and inadequate liquidity/ maturities would put total defaults at 4-5%. We have noticed several prognosticators calling for 10+% default rates, which is nearly what the market experienced during the GFC (Global Financial Crisis). We do not subscribe to that view. We've found that people have forgotten just how bad the set up was in 2008: corporates were max levered, consumers were max levered, and the banking system was massively over levered and dependent on short term financing. All 3 pillars of the economy are in significantly better shape today. This underpins our view that defaults will increase but be contained in 2023.

•	Bonds are Back: After the worst year for fixed income in decades, the silver lining is that yields are as attractive as they've been since the mid 2000s. Fortunately for this Fund, we got the historically high yields without the 10+% drawdown seen in most duration strategies. Credit spreads are also wider than average, which combined with high base rates allows for great carry plus upside if/when spreads tighten. And versus equities, fixed income hasn't looked this relatively attractive in most investors' lifetimes.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

6

Summary on Attribution, Allocation and Positioning

Select Portfolio Attribution and Characteristic Dashboard

	Allocation	% Allocation	7/1/2022 to 6/30/2023 Attribution	Average Price	Yield to Expected Call*
	ABS (100% AAA)	12%	0.33%	98.8	5.9
	Treasury Bills	9%	0.26%	98.3	5.4
	CLO AAA	12%	0.66%	98.9	6.4
	CLO AA	2%	0.24%	96.3	6.8
	CLO A	1%	0.05%	96.7	7.5
	CLO BBB	12%	0.99%	93.0	9.1
IG	RMBS (98% AAA, 100% A and above)	9%	-0.21%	88.5	5.9
	CMBS (88% A- and above, 97% IG)	5%	-0.12%	89.9	7.1
	IG Corp Bonds - Fixed	15%	0.69%	94.2	5.9
	IG Corp Bonds - Floating	2%	0.16%	100.1	5.8
	IG Bank Loans	1%	0.14%	100.3	5.7
	Bank Loans - Non IG	4%	0.63%	99.7	7.0
	Credit Derivatives (CDS, Tranches)	0%	0.38%	na	na
HY	HY Corp Bonds	5%	0.45%	91.1	6.8
	CLO BB	9%	1.16%	91.0	14.2

Source: Palmer Square as of 6/30/2023. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. To obtain performance information current to the most recent month-end please call 866-933-9033.

Historic Positioning Detail by Asset Type:

	6/30/2022 Allocation	9/30/2022 Allocation	12/31/2022 Allocation	3/31/2023 Allocation	6/30/2023 Allocation
CLO Debt	30%	34%	35%	34%	35%
IG Corp Debt	18%	27%	26%	19%	17%
ABS	16%	8%	10%	8%	12%
Gov't Bonds	4%	5%	5%	15%	9%
RMBS	5%	5%	5%	5%	9%
Bank Loans	11%	7%	7%	4%	5%
CMBS	6%	6%	7%	5%	5%
HY Corp Bonds	4%	3%	2%	7%	5%
Cash/Other	1%	3%	3%	3%	3%
Credit Derivatives	5%	1%	0%	0%	0%

Please note allocation and attribution above is a % of NAV and does not include hedges. Gross attribution does not include hedges, expenses and fees if applicable. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Asset-backed Securities (ABS), Mortgage-backed Securities (MBS), Commercial mortgage-backed securities (CMBS), Residential mortgage-backed securities (RMBS).

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

7

•	Investment Grade Corporate Bond Allocation - The IG corporate bond exposure was further reduced this quarter, from 19% to 17%. Credit spread curves flattened and normalized post the regional bank failures in March. As a result of this diminishing relative value, we continue to reduce short-dated corporates and rotate proceeds into CLOs, RMBS and CMBS. In general, we remain somewhat neutral on corporate IG spreads as they are currently in the middle of their 18 month range despite yields and cash prices screening as attractive.

•	High Yield Bond Allocation - As of quarter-end, HY corporate bond exposure was 5% of the portfolio, which was a decrease of 2% from last quarter. We reduced HY exposure throughout the quarter, most notably in June, as the HY spread widening that occurred in the wake of the Silicon Valley Bank(SVB)-crisis was methodically reduced and spreads ended the quarter near the tights of the year. We remain singularly focused on BB-rated bonds with an additional bias toward defensive sectors and issuers. The fund will continue to be tactical with its HY exposure, but in the near term is likely to reduce exposure below the 5% quarter end level, particularly as the spread relationship versus low-BBB IG corporates has compressed.

•	CLO Allocation/Opportunity to Capture Income and Total Return - As of quarter- end, 35% of the portfolio, which was a decrease of 1.3% from last quarter. Most of the increase in exposure came from AAA, which still offer tremendous value in the 170-200bps spread range and yields in the 6-7% range. Since the GFC, we have only seen AAA spreads wider during the depths of the COVID pandemic and yields have never been higher. Breakeven spread widening also looks very attractive at current levels.For example, over a one year holding period AAA spreads would need to reach over 500bps in order to not make money, a level wider than during the depths of the COVID pandemic.[1]

»	CLO mezzanine exposure also stayed relatively stable with BBBs at 11.7% and BBs at 8.5%. Spreads moved mainly sideways throughout the quarter, tightening slightly in June. Total returns still look very attractive with the average price/yield on our BBBs at $93.0/10.21% and BBs at $91.0/14.24%.

We continue to add to CLO portfolios that are higher quality and more liquid as we believe they will continue to outperform portfolios with more risky collateral.

•	ABS/MBS Allocation has Provided Diversification and Income Capture - As of quarter-end, 26% of the portfolio had exposure to ABS/MBS. During the quarter, our allocation to ABS and MBS increased as we decreased T-Bills and IG Corps.

»	ABS exposure (primarily prime auto ABS with a weighted average life (WAL)* of 6 months or less) ended 4% higher than Q1, currently 12% of the Fund. We reduced T-Bill exposure as the U.S. Debt Ceiling event created some noise in the space. We selectively added short dated ABS that picked up incremental spread.

»	CMBS exposure at quarter-end was 5%, approximately flat to Q1 2023. We rotated out of select names given continued macro headwinds for commercial real estate. However, we increased exposure to one single-asset / single-borrower transaction where we had a credit view and saw compelling relative value. While we remain cautious toward the sector, we may opportunistically increase exposure to assets with strong fundamentals when attractive entry points present.

*	Please see Notes and Disclosure for definitions. [1]This example is provided for illustrative purposes only.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

8

»	RMBS exposure ended the quarter 4% higher compared to Q1 2023. We added 2% non-agency but most notably added 3% agency CMOs. Our exposure in non-agency is still primarily AAA- rated debt which are backed by collateral from borrowers with FICOs (Fair Isaac Corporation*) greater than 700 and in some cases as high as 750. Agency spreads are at historical wide levels as rate volatility created an attractive entry point in the space.

ABS/MBS Positions	6/30/2023
Prime Autos	10%
Equipment	2%
ABS (100% AAA)	12%
Conduit	1%
Single Asset/Single Borrower	4%
CMBS (99% A- and above)	5%
Agency	3%
Non-Agency	7%
RMBS (99% AAA)	9%

Source: Palmer Square.

•	Bank Loan Allocation – As of quarter-end, bank loan exposure was 5% of the portfolio, an increase of 1% over the last quarter. Loan exposure was largely unchanged through most of the quarter as we maintained a somewhat neutral position on loans, particularly in relation to HY bonds which had widened meaningfully at the end of the first quarter. However, we did modestly add exposure in the latter half of the quarter in conjunction with the reduction in HY corporates. The bulk of our bank loan exposure remains in shorter-dated BB loans, which we believe offer attractive current income and should be well insulated from volatility given CLO technicals related to investment periods and WAL constraints. We continue to be fundamentally constructive on the higher quality part of the U.S. bank loan asset class and would look to increase exposure if prices moved lower.

Given the recent market moves and the continued dislocation in credit, we believe the Fund is well positioned to not only generate a strong yield, but also meaningful capital appreciation going forward. As mentioned in our last quarter's letter, we believe our Fund's positioning has the potential to deliver a higher Sharpe* ratio as we continue to navigate these markets. We feel we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

9

Detailed Fund Performance History

The Fund returned 5.64% (net of fees) for the fiscal year-ending 6/30/2023.

Fund Performance Net of Fees as of 06/30/2023 (inception 2/28/2014)

	Q1 2023	Q2 2023	YTD 2023	2022	2021	2020	2019	2018	2017	2016	2015
PSYPX	1.60%	1.70%	3.33%	-0.76%	1.17%	3.65%	5.29%	1.17%	4.03%	5.24%	1.21%
Bloomberg 1-3 Year U.S. Corporate Index	1.24%	0.28%	1.52%	-3.32%	-0.13%	3.79%	5.30%	1.56%	1.85%	2.36%	1.00%
Bloomberg U.S. Aggregate Bond Index	2.96%	-0.84%	2.09%	-13.01%	-1.54%	7.51%	8.72%	0.01%	3.54%	2.66%	0.57%

Fund Performance Net of Fees as of 06/30/2023 (inception 2/28/2014)

	1 Year	3 Years	5 Years	Since Inception Annualized
PSYPX	5.64%	2.52%	2.52%	2.69%
Bloomberg 1-3 Year U.S. Corporate Index	1.67%	-0.24%	1.69%	1.54%
Bloomberg U.S. Aggregate Bond Index	-0.94%	-3.96%	0.77%	1.36%

Class I shares - Annual Expense Ratio: Gross 0.75%/Net 0.75%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2023, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund's advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Summary

The Fund's diverse portfolio across corporate and structured credit is positioned in predominately investment grade securities, yet has offered a strong current yield* and potential opportunity for capital appreciation. We believe we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

10

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Income Plus Fund, the ("Fund"), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund's prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor's (S&P) and Moody's Investor Service (Moody's). Credit quality ratings are measured on a scale with S&P's credit quality ratings ranging from AAA (highest) to D (lowest) and Moody's credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund's investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. Bloomberg U.S. Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. Bloomberg 1-3 Year U.S. Corporate Index measures the performance of investment grade, U.S. dollar- denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. Bloomberg U.S. High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. iBoxx Liquid Leveraged Loan Index tracks the total return of the 100 most liquid loans from the USD LLI index universe, offering a powerful insight into the loan market. Palmer Square CLO Senior Debt Index is a rules-based observable pricing and total return index for collateralized loan obligation debt for sale in the United States, rated at the time of issuance as AAA or AA (or an equivalent rating). Such debt is often referred to as the senior tranches of a CLO. Palmer Square CLO Debt Index is a rules-based observable pricing and total return index for collateralized loan obligation debt for sale in the United States, rated at the time of issuance as A, BBB or BB (or equivalent rating). Such debt is often referred to as the mezzanine tranches of a CLO. S&P 500 Index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Index Services Limited. The Credit Suisse Liquid Leveraged Loan Index is designed to represent a subset of the Leveraged Loan Index, based on the following criteria: Facilities rated at least Caa3/CCC- and no higher than Ba1/BB+ by Moody's/S&P, facilities with an amount outstanding of at least $1 billion, facilities which rank first lien in seniority, institutional facilities, such as facility types Term Loan B ("TL-b""), Term Loan C ("TL- c"), Term Loan D ("T- d"), etc. Bank-held facilities, facility types TL and TL-a, are excluded, only the largest facility per issuer is eligible; in the case of a tie, the facility with the longer maturity is selected, eligible new loans are added at the beginning of the month following issuance. Bloomberg CMBS AAA Index measures the AAA-rated market of US Agency and US Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300mm. The Cboe Volatility Index (VIX) is a real-time index that represents the market's expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Credit Default Swap Index (CDX), formerly the Dow Jones CDX, is a benchmark financial instrument made up of credit default swaps (CDS) that have been issued by North American or emerging market companies. The AAII Sentiment Survey measures the percentage of individuals who are bullish, bearish, and neutral about the stock market over the next six months. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio's sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond's indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond's price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond's Yield to Maturity. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Sharpe Ratio is used to measure risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate - such as that of the 10-year U.S. Treasury bond - from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns. WARF The weighted average rating factor is a measure that is used by credit rating companies to indicate the credit quality of a portfolio. The Weighted Average Life (WAL) is the average length of time that each dollar of unpaid principal on a loan, a mortgage, or an amortizing bond remains outstanding. Credit Spreads are often a good barometer of economic health - widening (bearish sentiment) and narrowing/tightening (bullish sentiment). A tight market (tight-trading) is a market characterized by narrow bid-ask spreads and abundant liquidity with frenetic trading activity. A mutual fund's 30-Day SEC Yield refers to a calculation that is based on the 30 days ending on the last day of the previous month. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund's expenses. Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point. The London Interbank Offered Rate (LIBOR) is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. The Secured Overnight Financing Rate (SOFR) is a benchmark interest rate for dollar-denominated derivatives and loans that is replacing the London interbank offered rate (LIBOR). Dry powder refers to cash or marketable securities that are low-risk and highly liquid and convertible to cash. A discount margin (DM) is the average expected return of a floating-rate security (typically a bond) that's earned in addition to the index underlying, or reference rate of, the security. A FICO score is a credit score created by the Fair Isaac Corporation (FICO). Lenders use borrowers' FICO scores along with other details on borrowers' credit reports to assess credit risk and determine whether to extend credit.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

11

Notes and Disclosure cont'd

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Diversification does not assure a profit, nor does it protect against a loss in a declining market

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund's portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds," are rated below investment grade by at least one of Moody's, S&P or Fitch (or if unrated, determined by the Fund's advisor to be of comparable credit quality high yield securities).

The Palmer Square Income Plus Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC ("Palmer Square") is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing. For a prospectus, or summary prospectus, that contains this and other information about the Funds, call 866-933-9033 or visit our website at www.palmersquarefunds.com. Please read the prospectus, or summary prospectus carefully before investing.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

12

Palmer Square Income Plus Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Year U.S. Corporate Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays 1-3 Year U.S. Corporate Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of June 30, 2023	1 Year	5 Years	Since Inception	Inception Date
Palmer Square Income Plus Fund	5.64%	2.52%	2.69%	02/28/14
Bloomberg Barclays 1-3 Year U.S. Corporate Index	1.67%	1.69%	1.54%	02/28/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

The Fund's expense ratio was 0.75%, which was the amount stated in the current prospectus dated November 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual operating expenses do not exceed 0.75% of the Fund's average daily net assets. This agreement is in effect until October 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2023

Principal Amount[1]		Value
	BANK LOANS — 5.2%
1,989,691	1011778 BC ULC 6.943% (1-Month USD Libor+175 basis points), 11/19/2026[2,3,4,5]	$1,978,907
2,484,626	Allspring Buyer LLC 8.188% (3-Month USD Libor+300 basis points), 11/1/2028[2,3,4]	2,449,432
2,668,347	AmWINS Group, Inc. 7.404% (1-Month USD Libor+225 basis points), 2/19/2028[2,3,4]	2,648,348
2,000,000	Avolon TLB Borrower 1 U.S. LLC 0.000% (1-Month Term SOFR+250 basis points), 6/22/2028[2,3,4]	2,001,430
994,832	Calpine Corp. 7.154% (1-Month USD Libor+200 basis points), 8/12/2026[2,3,4]	995,121
1,241,017	Chemours Co. 5.020% (3-Month Euribor+200 basis points), 4/3/2025[2,3,4]	1,349,152
95,187	Covanta Holding Corp. 3.000% (1-Month Term SOFR+250 basis points), 11/30/2028[2,3,4]	94,501
1,254,866	3.264% (1-Month Term SOFR+250 basis points), 11/30/2028[2,3,4]	1,245,812
2,457,406	Entain Holdings Gibraltar Ltd. 7.437% (3-Month USD Libor+250 basis points), 3/16/20272,[3,4,5]	2,454,334
769,634	Gemini HDPE LLC 7.982% (3-Month USD Libor+300 basis points), 12/31/2027[2,3,4]	770,519
1,503,223	Gen Digital Inc. 7.253% (1-Month Term SOFR+200 basis points), 9/12/2029[2,3,4]	1,497,594
1,476,816	Go Daddy Operating Co. LLC 8.153% (1-Month Term SOFR+325 basis points), 11/10/2029[2,3,4]	1,481,364
2,000,000	Hilton Worldwide Finance LLC 6.939% (3-Month Term SOFR+175 basis points), 6/21/2026[2,3,4]	2,000,710
1,275,918	Hostess Brands LLC 7.075% (1-Month USD Libor+225 basis points), 8/3/2025[2,3,4]	1,277,634
942,677	INEOS U.S. Finance LLC 9.003% (1-Month Term SOFR+375 basis points), 11/7/2027[2,3,4]	940,650
1,492,386	INEOS U.S. Petrochem LLC 3.250% (1-Month Term SOFR+275 basis points), 1/21/2026[2,3,4]	1,491,080
1,000,000	IQVIA, Inc. 5.015% (3-Month Euribor+200 basis points), 3/7/2024[2,4]	1,091,396
1,385,736	Iridium Satellite LLC 7.753% (1-Month Term SOFR+250 basis points), 11/4/2026[2,3,4]	1,387,960
1,675,325	Jane Street Group LLC 7.903% (1-Month Term SOFR+275 basis points), 1/26/2028[2,3,4]	1,673,088
2,265,500	NAB Holdings LLC 8.048% (3-Month Term SOFR+300 basis points), 11/22/2028[2,3,4]	2,253,606
1,350,000	Pike Corp. 8.268% (1-Month USD Libor+300 basis points), 1/21/2028[2,3,4]	1,346,429
1,994,751	SBA Senior Finance II LLC 6.910% (1-Month USD Libor+175 basis points), 4/11/2025[2,4]	1,996,566

14

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BANK LOANS (Continued)
670,500	SkyMiles IP Ltd. 8.558% (3-Month Term SOFR+375 basis points), 10/20/2027[2,3,4,5]	$697,320
1,988,246	Trans Union LLC 6.952% (1-Month Term SOFR+175 basis points), 11/15/2026[2,3,4]	1,985,621
13,750	Travelport Finance Luxembourg Sarl 13.775% (3-Month USD Libor+700 basis points), 2/28/2025[2,4,5]	13,562
1,329,195	WEX, Inc. 7.518% (1-Month Term SOFR+225 basis points), 4/1/2028[2,3,4]	1,330,026
2,496,399	WMG Acquisition Corp. 7.279% (1-Month USD Libor+212.5 basis points), 1/20/2028[2,3,4]	2,492,729
966,662	XPO, Inc. 2.000% (1-Month Term SOFR+200 basis points), 5/24/2028[2,3,4,6,7]	971,239
	TOTAL BANK LOANS (Cost $41,313,613)	41,916,130
6,250,000	BONDS — 92.4% ASSET-BACKED SECURITIES — 52.9% 522 Funding CLO Ltd. Series 2019-5A, Class AR, 6.316% (3-Month Term SOFR+133 basis points), 4/15/2035[3,4,8]	6,121,226
1,500,000	Series 2019-5A, Class ER, 11.746% (3-Month Term SOFR+676 basis points), 4/15/2035[3,4,8]	1,390,098
5,000,000	AB BSLCLO Ltd. Series 2020-1A, Class A1R, 6.356% (3-Month Term SOFR+137 basis points), 1/15/2035[3,4,8]	4,904,865
1,750,000	AIMCO CLO Ltd. Series 2017-AA, Class AR, 6.300% (3-Month USD Libor+105 basis points), 4/20/2034[3,4,8]	1,716,372
2,500,000	Series 2022-18A, Class D, 9.898% (3-Month Term SOFR+485 basis points), 7/20/2035[3,4,8]	2,509,065
1,000,000	Allegany Park CLO Ltd. Series 2019-1A, Class ER, 11.448% (3-Month Term SOFR+640 basis points), 1/20/2035[3,4,8]	901,284
1,625,000	ALM Ltd. Series 2020-1A, Class D, 11.260% (3-Month USD Libor+600 basis points), 10/15/2029[3,4,8]	1,479,073
1,111,721	AMMC CLO Ltd. Series 2013-13A, Class A1R2, 6.323% (3-Month USD Libor+105 basis points), 7/24/2029[3,4,8]	1,110,354
2,000,000	Anchorage Credit Funding 3 Ltd. Series 2016-3A, Class BR, 3.471%, 1/28/2039[3,8]	1,694,811
1,500,000	Annisa CLO Series 2016-2A, Class DR, 8.250% (3-Month USD Libor+300 basis points), 7/20/2031[3,4,8]	1,419,272

15

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Apidos CLO Ltd. Series 2023-45A, Class E, 13.564% (3-Month Term SOFR+840 basis points), 4/26/2036[3,4,8]	$1,003,668
1,000,000	Ares CLO Ltd. Series 2015-38A, Class DR, 7.750% (3-Month USD Libor+250 basis points), 4/20/2030[3,4,8]	894,871
2,000,000	ASSURANT CLO Ltd. Series 2018-2A, Class A, 6.290% (3-Month USD Libor+104 basis points), 4/20/2031[3,4,8]	1,974,073
1,750,000	Series 2017-1A, Class ER, 12.450% (3-Month USD Libor+720 basis points), 10/20/2034[3,4,8]	1,575,000
769,600	Atrium Series 9A, Class DR, 9.063% (3-Month USD Libor+360 basis points), 5/28/2030[3,4,8]	739,561
1,250,000	Babson CLO Ltd. Series 2016-1A, Class DR, 8.323% (3-Month USD Libor+305 basis points), 7/23/2030[3,4,8]	1,175,564
1,400,000	Bain Capital Credit CLO Ltd. Series 2021-7A, Class D, 8.523% (3-Month USD Libor+325 basis points), 1/22/2035[3,4,8]	1,287,305
1,250,000	Ballyrock CLO Ltd. Series 2019-1A, Class DR, 12.010% (3-Month USD Libor+675 basis points), 7/15/2032[3,4,8]	1,194,181
1,000,000	Barings CLO Ltd. Series 2017-1A, Class E, 11.262% (3-Month USD Libor+600 basis points), 7/18/2029[3,4,8]	913,139
1,000,000	Series 2018-2A, Class C, 7.960% (3-Month USD Libor+270 basis points), 4/15/2030[3,4,8]	944,013
1,000,000	Series 2020-4A, Class D1, 8.950% (3-Month USD Libor+370 basis points), 1/20/2032[3,4,8]	971,723
3,500,000	Barings Euro CLO DAC Series 2015-1X, Class DRR, 6.911% (3-Month Euribor+365 basis points), 7/25/2035[3,4]	3,343,189
500,000	Battalion CLO Ltd. Series 2020-15A, Class A1, 6.610% (3-Month USD Libor+135 basis points), 1/17/2033[3,4,8]	492,988
2,000,000	Series 2016-10A, Class CR2, 8.723% (3-Month USD Libor+345 basis points), 1/25/2035[3,4,8]	1,710,522
57,469	Bear Stearns ARM Trust Series 2004-3, Class 1A3,4.752%, 7/25/2034[3,9]	52,315
1,415,670	Benefit Street Partners CLO Ltd. Series 2017-12A, Class A1R, 6.210% (3-Month USD Libor+95 basis points), 10/15/2030[3,4,8]	1,404,262

16

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,850,000	Series 2017-12A, Class C, 8.310% (3-Month USD Libor+305 basis points), 10/15/2030[3,4,8]	$1,755,675
1,000,000	Series 2015-8A, Class CR, 8.000% (3-Month USD Libor+275 basis points), 1/20/2031[3,4,8]	871,087
500,000	Series 2018-14A, Class E, 10.600% (3-Month USD Libor+535 basis points), 4/20/2031[3,4,8]	422,598
1,000,000	Series 2019-17A, Class ER, 11.610% (3-Month USD Libor+635 basis points), 7/15/2032[3,4,8]	918,437
800,000	Series 2019-19A, Class E, 12.280% (3-Month USD Libor+702 basis points), 1/15/20333,4,8	745,015
1,850,000	Series 2019-18A, Class A1R, 6.430% (3-Month USD Libor+117 basis points), 10/15/2034[3,4,8]	1,812,341
1,750,000	Series 2020-21A, Class DR, 8.610% (3-Month USD Libor+335 basis points), 10/15/2034[3,4,8]	1,624,453
750,000	Series 2020-21A, Class ER, 11.960% (3-Month USD Libor+670 basis points), 10/15/2034[3,4,8]	700,295
1,000,000	Series 2019-18A, Class ER, 12.010% (3-Month USD Libor+675 basis points), 10/15/2034[3,4,8]	912,583
1,000,000	Series 2021-24A, Class E, 11.860% (3-Month USD Libor+661 basis points), 10/20/2034[3,4,8]	941,599
1,750,000	BlueMountain CLO Ltd. Series 2020-29A, Class D2R, 9.505% (3-Month USD Libor+425 basis points), 7/25/2034[3,4,8]	1,600,328
2,818,956	BMW Vehicle Lease Trust Series 2022-1, Class A3, 1.100%, 3/25/2025[3]	2,770,862
422,158	Burnham Park Clo Ltd. Series 2016-1A, Class AR, 6.400% (3-Month USD Libor+115 basis points), 10/20/2029[3,4,8]	419,516
4,000,000	Carlyle Global Market Strategies Euro CLO Series 2022-5X, Class A2B, 6.500%, 10/25/2035[3]	4,325,092
1,000,000	Carlyle U.S. CLO Ltd. Series 2016-4A, Class DR, 10.650% (3-Month USD Libor+540 basis points), 10/20/2027[3,4,8]	856,514
5,000,000	Series 2020-2A, Class A1R, 6.395% (3-Month USD Libor+114 basis points), 1/25/2035[3,4,8]	4,911,250
289,274	CarMax Auto Owner Trust Series 2019-4, Class A3, 2.020%, 11/15/2024[3]	288,485
1,621,704	Series 2022-1, Class A2, 0.910%, 2/18/2025[3]	1,614,762
729,046	Series 2022-2, Class A2A, 2.810%, 5/15/2025[3]	724,519
3,308,778	Series 2021-2, Class A3, 0.520%, 2/17/2026[3]	3,198,371

17

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
2,000,000	ASSET-BACKED SECURITIES (Continued) CBAM Ltd. Series 2018-6A, Class B2R, 7.348% (3-Month Term SOFR+236.16 basis points), 1/15/2031[3,4,8]	$1,997,912
1,149,000	Cedar Funding II CLO Ltd. Series 2013-1A, Class ARR, 6.330% (3-Month USD Libor+108 basis points), 4/20/2034[3,4,8]	1,126,882
2,800,000	CIFC European Funding CLO Series 3X, Class D, 6.777% (3-Month Euribor+360 basis points), 1/15/2034[3,4]	2,869,623
1,737,522	CIFC Funding Ltd. Series 2015-3A, Class AR, 6.135% (3-Month USD Libor+87 basis points), 4/19/2029[3,4,8]	1,724,363
2,746,207	Series 2014-2RA, Class A1, 6.323% (3-Month USD Libor+105 basis points), 4/24/2030[3,4,8]	2,731,612
1,000,000	Series 2018-2A, Class D, 11.100% (3-Month USD Libor+585 basis points), 4/20/2031[3,4,8]	896,906
3,500,000	Series 2013-3RA, Class A1, 6.253% (3-Month USD Libor+98 basis points), 4/24/2031[3,4,8]	3,470,868
1,000,000	Series 2018-4A, Class C, 8.210% (3-Month USD Libor+295 basis points), 10/17/2031[3,4,8]	947,260
1,000,000	Series 2018-4A, Class D, 11.160% (3-Month USD Libor+590 basis points), 10/17/2031[3,4,8]	895,521
1,250,000	Series 2018-5A, Class D, 11.410% (3-Month USD Libor+615 basis points), 1/15/2032[3,4,8]	1,128,217
1,000,000	Series 2019-1A, Class DR, 8.350% (3-Month USD Libor+310 basis points), 4/20/2032[3,4,8]	969,440
500,000	Series 2019-5A, Class DR, 12.040% (3-Month USD Libor+678 basis points), 1/15/2035[3,4,8]	459,938
750,000	Clear Creek CLO Series 2015-1A, Class CR, 7.200% (3-Month USD Libor+195 basis points), 10/20/2030[3,4,8]	722,346
5,782,104	COLT Mortgage Loan Trust Series 2021-4, Class A1, 1.397%, 10/25/2066[3,8,9]	4,568,227
5,838,768	Series 2022-1, Class A1, 2.284%, 12/27/2066[3,8,9]	5,011,211
800,000	Crestline Denali CLO Ltd. Series 2017-1A, Class D, 8.980% (3-Month USD Libor+373 basis points), 4/20/2030[3,4,8]	736,077
750,000	Series 2016-1A, Class DR, 8.623% (3-Month USD Libor+335 basis points), 10/23/2031[3,4,8]	636,905
5,064,397	CSMC Series 2021-NQM4, Class A1, 1.101%, 5/25/2066[3,8,9]	4,090,372

18

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
2,333,702	Daimler Trucks Retail Trust Series 2022-1, Class A2, 5.070%, 9/16/2024[3]	$2,325,485
2,250,000	Dartry Park CLO DAC Series 1X, Class CRR, 6.592% (3-Month Euribor+335 basis points), 1/28/2034[3,4]	2,268,963
600,000	Denali Capital CLO Ltd. Series 2016-1A, Class DR, 8.010% (3-Month USD Libor+275 basis points), 4/15/2031[3,4,8]	505,513
1,498,779	Dewolf Park CLO Ltd. Series 2017-1A, Class AR, 6.180% (3-Month USD Libor+92 basis points), 10/15/2030[3,4,8]	1,485,363
2,000,000	DLLAD LLC Series 2023-1A, Class A2, 5.190%, 4/20/2026[3,8]	1,981,838
1,619,704	DLLMT LLC Series 2023-1A, Class A1, 5.533%, 5/20/2024[3,8]	1,619,531
842,558	DLLST LLC Series 2022-1A, Class A2, 2.790%, 1/22/2024[3,8]	840,022
1,000,000	Dryden CLO Ltd. Series 2018-57A, Class D, 7.871% (3-Month USD Libor+255 basis points), 5/15/2031[3,4,8]	910,691
5,500,000	Series 2019-80A, Class AR, 6.236% (3-Month Term SOFR+125 basis points), 1/17/2033[3,4,8]	5,425,362
1,500,000	Series 2020-77A, Class ER, 11.249% (3-Month USD Libor+587 basis points), 5/20/2034[3,4,8]	1,275,327
1,000,000	Series 2020-86A, Class DR, 8.460% (3-Month USD Libor+320 basis points), 7/17/2034[3,4,8]	919,534
2,000,000	Series 2019-76A, Class DR, 8.550% (3-Month USD Libor+330 basis points), 10/20/2034[3,4,8]	1,896,353
1,500,000	Dryden Euro CLO Series 2021-91X, Class D, 8.025% (3-Month Euribor+485 basis points), 4/18/2035[3,4]	1,619,571
2,000,000	Series 2021-103X, Class B2, 7.500%, 1/19/2036[3]	2,183,509
887,580	Dryden Senior Loan Fund Series 2013-30A, Class AR, 6.141% (3-Month USD Libor+82 basis points), 11/15/2028[3,4,8]	882,278
2,031,326	Series 2014-36A, Class AR3, 6.268% (3-Month Term SOFR+128.16 basis points), 4/15/2029[3,4,8]	2,020,931
1,500,000	Series 2017-49A, Class DR, 8.662% (3-Month USD Libor+340 basis points), 7/18/2030[3,4,8]	1,442,472
1,500,000	Eaton Vance CLO Ltd. Series 2015-1A, Class DR, 7.750% (3-Month USD Libor+250 basis points), 1/20/2030[3,4,8]	1,360,755

19

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
250,000	Series 2014-1RA, Class E, 10.960% (3-Month USD Libor+570 basis points), 7/15/2030[3,4,8]	$211,651
1,850,000	Series 2019-1A, Class DR, 8.760% (3-Month USD Libor+350 basis points), 4/15/2031[3,4,8]	1,807,114
2,250,000	Series 2013-1A, Class D3R, 12.060% (3-Month USD Libor+680 basis points), 1/15/2034[3,4,8]	2,110,418
1,000,000	Series 2020-2A, Class ER, 11.760% (3-Month USD Libor+650 basis points), 1/15/2035[3,4,8]	929,149
4,703,348	Ellington Financial Mortgage Trust Series 2021-2, Class A1, 0.931%, 6/25/2066[3,8,9]	3,742,614
4,910,868	Series 2021-3, Class A1, 1.241%, 9/25/2066[3,8,9]	3,803,560
2,644,385	Enterprise Fleet Financing LLC Series 2023-2, Class A1, 5.793%, 6/20/2024[3,8]	2,646,664
1,375,000	Flatiron CLO Ltd. Series 2021-1A, Class E, 11.265% (3-Month USD Libor+600 basis points), 7/19/2034[3,4,8]	1,259,503
3,000,000	Series 2019-1A, Class AR, 6.398% (3-Month USD Libor+108 basis points), 11/16/2034[3,4,8]	2,946,618
2,150,000	Ford Credit Auto Lease Trust Series 2021-B, Class A4, 0.400%, 12/15/2024[3]	2,113,702
2,038,000	Series 2023-A, Class A2A, 5.190%, 6/15/2025[3]	2,031,674
1,750,000	Ford Credit Auto Owner Trust Series 2023-A, Class A2A, 5.140%, 3/15/2026[3]	1,742,062
3,117,526	Galaxy CLO Ltd. Series 2017-23A, Class AR, 6.143% (3-Month USD Libor+87 basis points), 4/24/2029[3,4,8]	3,096,966
3,135,874	Series 2015-19A, Class A1RR, 6.223% (3-Month USD Libor+95 basis points), 7/24/2030[3,4,8]	3,111,907
3,044,197	Series 2013-15A, Class ARR, 6.230% (3-Month USD Libor+97 basis points), 10/15/2030[3,4,8]	3,023,088
1,500,000	Series 2017-24A, Class D, 7.710% (3-Month USD Libor+245 basis points), 1/15/2031[3,4,8]	1,403,340
2,493,410	GCAT Trust Series 2021-NQM7, Class A1, 1.915%, 8/25/2066[3,8,9]	2,136,695
1,855,169	Generate CLO Ltd. Series 3A, Class AR, 6.500% (3-Month USD Libor+125 basis points), 10/20/2029[3,4,8]	1,843,668
1,000,000	Series 9A, Class E, 12.100% (3-Month USD Libor+685 basis points), 10/20/2034[3,4,8]	967,136
1,750,000	Series 6A, Class DR, 8.773% (3-Month USD Libor+350 basis points), 1/22/2035[3,4,8]	1,675,687

20

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,500,000	Gilbert Park CLO Ltd. Series 2017-1A, Class E, 11.660% (3-Month USD Libor+640 basis points), 10/15/2030[3,4,8]	$1,299,400
4,080,125	GM Financial Automobile Leasing Trust Series 2021-3, Class A3, 0.390%, 10/21/2024[3]	4,022,836
4,750,000	Series 2022-1, Class A3, 1.900%, 3/20/2025[3]	4,657,783
82,473	GM Financial Consumer Automobile Receivables Trust Series 2021-4, Class A2, 0.280%, 11/18/2024[3]	82,288
946,769	Series 2022-2, Class A2, 2.520%, 5/16/20253	940,149
2,016,445	Series 2020-4, Class A3, 0.380%, 8/18/2025[3]	1,978,107
4,010,000	Series 2020-3, Class A4, 0.580%, 1/16/2026[3]	3,835,389
1,200,000	Series 2023-1, Class A2A, 5.190%, 3/16/20263	1,195,757
1,000,000	GoldenTree Loan Management EUR CLO DAC Series 5X, Class E, 8.450% (3-Month Euribor+525 basis points), 4/20/2034[3,4]	947,216
500,000	GoldenTree Loan Management U.S. CLO Ltd. Series 2020-7A, Class FR, 13.000% (3-Month USD Libor+775 basis points), 4/20/2034[3,4,8]	422,714
1,000,000	Series 2021-10A, Class F, 13.040% (3-Month USD Libor+779 basis points), 7/20/2034[3,4,8]	812,156
500,000	Series 2020-8A, Class ER, 11.400% (3-Month USD Libor+615 basis points), 10/20/2034[3,4,8]	462,490
1,075,000	GoldenTree Loan Opportunities Ltd. Series 2014-9A, Class DR2, 8.299% (3-Month USD Libor+300 basis points), 10/29/2029[3,4,8]	1,064,612
1,900,000	Greenwood Park CLO Ltd. Series 2018-1A, Class D, 7.760% (3-Month USD Libor+250 basis points), 4/15/2031[3,4,8]	1,704,871
1,463,264	Grippen Park CLO Ltd. Series 2017-1A, Class A, 6.510% (3-Month USD Libor+126 basis points), 1/20/2030[3,4,8]	1,456,714
830,000	Series 2017-1A, Class E, 10.950% (3-Month USD Libor+570 basis points), 1/20/2030[3,4,8]	733,158
2,768,092	Harley-Davidson Motorcycle Trust Series 2020-A, Class A4, 1.930%, 4/15/20273	2,756,732
1,000,000	Harvest CLO DAC Series 16A, Class B1RR, 4.477% (3-Month Euribor+130 basis points), 10/15/2031[3,4,8]	1,040,416
1,000,000	Highbridge Loan Management Ltd. Series 5A-2015, Class DRR, 8.410% (3-Month USD Libor+315 basis points), 10/15/2030[3,4,8]	878,261

21

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
689,221	Honda Auto Receivables Owner Trust Series 2020-2, Class A3, 0.820%, 7/15/2024[3]	$685,760
791,884	Series 2020-3, Class A3, 0.370%, 10/18/2024[3]	780,978
2,113,792	Series 2021-1, Class A3, 0.270%, 4/21/2025[3]	2,064,467
1,502,298	HPEFS Equipment Trust Series 2021-2A, Class A3, 0.360%, 9/20/2028[3,8]	1,493,852
1,250,000	HPS Loan Management Ltd. Series 13A-18, Class D, 8.260% (3-Month USD Libor+300 basis points), 10/15/2030[3,4,8]	1,147,000
2,625,000	Series 6A-2015, Class CR, 7.826% (3-Month USD Libor+250 basis points), 2/5/2031[3,4,8]	2,326,183
2,500,000	Series 14A-19, Class ER, 11.405% (3-Month USD Libor+615 basis points), 1/25/2034[3,4,8]	2,235,141
2,250,000	Series 15A-19, Class ER, 11.871% (3-Month Term SOFR+680 basis points), 1/22/2035[3,4,8]	2,065,434
1,741,304	Hyundai Auto Lease Securitization Trust Series 2023-B, Class A1, 5.250%, 5/15/2024[3,8]	1,741,034
4,450,000	Series 2021-C, Class B, 0.760%, 2/17/2026[3,8]	4,282,320
3,750,000	Hyundai Auto Receivables Trust Series 2021-C, Class A3, 0.740%, 5/15/2026[3]	3,603,484
1,000,000	Invesco CLO Ltd. Series 2022-3A, Class D, 10.071% (3-Month Term SOFR+500 basis points), 10/22/2035[3,4,8]	1,005,284
2,000,000	Invesco Euro CLO Series 6X, Class B1, 4.827% (3-Month Euribor+165 basis points), 7/15/2034[3,4]	2,071,162
1,000,000	Jay Park CLO Ltd. Series 2016-1A, Class DR, 10.450% (3-Month USD Libor+520 basis points), 10/20/2027[3,4,8]	934,979
5,500,000	John Deere Owner Trust Series 2023-A, Class A2, 5.280%, 3/16/2026[3]	5,482,350
1,643,396	KKR CLO Ltd. Series 18, Class AR, 6.202% (3-Month USD Libor+94 basis points), 7/18/2030[3,4,8]	1,628,430
1,385,786	LAD Auto Receivables Trust Series 2023-2A, Class A1, 5.440%, 5/15/2024[3,8]	1,385,781
750,000	LCM LP Series 18A, Class DR, 8.050% (3-Month USD Libor+280 basis points), 4/20/2031[3,4,8]	631,029
1,800,000	Madison Park Funding Ltd. Series 2019-33A, Class AR, 6.276% (3-Month Term SOFR+129 basis points), 10/15/2032[3,4,8]	1,775,700

22

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,408,601	Magnetite Ltd. Series 2012-7A, Class A1R2, 6.060% (3-Month USD Libor+80 basis points), 1/15/2028[3,4,8]	$1,400,059
1,500,000	Series 2014-8A, Class ER2, 10.910% (3-Month USD Libor+565 basis points), 4/15/2031[3,4,8]	1,374,193
1,000,000	Series 2019-22A, Class ER, 11.610% (3-Month USD Libor+635 basis points), 4/15/2031[3,4,8]	950,929
2,500,000	Series 2016-17A, Class AR, 6.350% (3-Month USD Libor+110 basis points), 7/20/2031[3,4,8]	2,481,584
500,000	Series 2015-12A, Class ER, 10.940% (3-Month USD Libor+568 basis points), 10/15/2031[3,4,8]	440,060
1,000,000	Series 2020-25A, Class E, 11.605% (3-Month USD Libor+635 basis points), 1/25/2032[3,4,8]	942,648
2,050,000	Mariner CLO LLC Series 2016-3A, Class BR2, 6.773% (3-Month USD Libor+150 basis points), 7/23/2029[3,4,8]	2,033,254
2,000,000	Series 2016-3A, Class DR2, 8.173% (3-Month USD Libor+290 basis points), 7/23/2029[3,4,8]	1,905,700
3,129,857	Mercedes-Benz Auto Receivables Trust Series 2019-1, Class A4, 2.040%, 1/15/2026[3]	3,112,712
2,400,762	Milos CLO Ltd. Series 2017-1A, Class AR, 6.320% (3-Month USD Libor+107 basis points), 10/20/2030[3,4,8]	2,386,777
87,814	MMAF Equipment Finance LLC Series 2020-A, Class A2, 0.740%, 4/9/2024[3,8]	87,713
4,255,145	Series 2022-A, Class A2, 2.770%, 2/13/2025[3,8]	4,198,228
2,500,000	Morgan Stanley Eaton Vance CLO Ltd. Series 2022-16A, Class E, 11.836% (3-Month Term SOFR+685 basis points), 4/15/2035[3,4,8]	2,330,849
500,000	Series 2022-18A, Class E, 13.548% (3-Month Term SOFR+850 basis points), 10/20/2035[3,4,8]	503,619
875,000	Mountain View CLO Ltd. Series 2015-9A, Class CR, 8.380% (3-Month USD Libor+312 basis points), 7/15/2031[3,4,8]	743,903
525,000	Series 2019-2A, Class D, 9.630% (3-Month USD Libor+437 basis points), 1/15/2033[3,4,8]	507,656
1,500,000	Series 2019-1A, Class DR, 9.200% (3-Month USD Libor+394 basis points), 10/15/2034[3,4,8]	1,426,156
1,750,000	Neuberger Berman Loan Advisers CLO Ltd. Series 2018-27A, Class D, 7.860% (3-Month USD Libor+260 basis points), 1/15/2030[3,4,8]	1,662,491

23

 Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2020-36A, Class ER, 12.000% (3-Month USD Libor+675 basis points), 4/20/2033[3,4,8]	$952,801
1,000,000	Neuberger Berman Loan Advisers Euro CLO Series 2021-1X, Class D, 6.177% (3-Month Euribor+300 basis points), 4/17/2034[3,4]	994,265
1,500,000	New Mountain CLO Ltd. Series CLO-1A, Class ER, 11.940% (3-Month USD Libor+668 basis points), 10/15/2034[3,4,8]	1,422,052
238,360	New Residential Mortgage Loan Trust Series 2019-NQM4, Class A1, 2.492%, 9/25/2059[3,8,9]	216,538
2,535,549	Newark BSL CLO Ltd. Series 2016-1A, Class A1R, 6.440% (3-Month Term SOFR+136.16 basis points), 12/21/2029[3,4,8]	2,516,861
750,000	Series 2016-1A, Class DR, 11.590% (3-Month Term SOFR+651.16 basis points), 12/21/2029[3,4,8]	659,739
708,527	Nissan Auto Receivables Owner Trust Series 2020-A, Class A3, 1.380%, 12/16/2024[3]	703,747
2,500,000	Oak Hill Credit Partners Ltd. Series 2014-10RA, Class D2R, 10.000% (3-Month USD Libor+475 basis points), 4/20/2034[3,4,8]	2,453,915
180,321	OBX Trust Series 2018-EXP1, Class 2A1, 6.000% (1-Month USD Libor+85 basis points), 4/25/2048[3,4,8]	178,898
1,284,821	Series 2020-INV1, Class A11, 6.050% (1-Month USD Libor+90 basis points), 12/25/2049[3,4,8]	1,200,291
3,244,553	Series 2019-EXP2, Class 2A1B, 6.050% (1-Month USD Libor+90 basis points), 6/25/2059[3,4,8]	3,120,660
6,137,763	Series 2021-NQM4, Class A1, 1.957%, 10/25/2061[3,8,9]	5,009,992
2,250,000	OCP CLO Ltd. Series 2014-6A, Class BR, 7.410% (3-Month USD Libor+215 basis points), 10/17/2030[3,4,8]	2,189,100
1,000,000	Series 2017-14A, Class C, 7.979% (3-Month USD Libor+260 basis points), 11/20/2030[3,4,8]	931,969
2,000,000	Series 2017-14A, Class D, 11.179% (3-Month USD Libor+580 basis points), 11/20/2030[3,4,8]	1,760,364
500,000	Series 2020-8RA, Class D, 12.260% (3-Month USD Libor+700 basis points), 1/17/2032[3,4,8]	455,573
1,000,000	Series 2020-18A, Class ER, 11.680% (3-Month USD Libor+643 basis points), 7/20/2032[3,4,8]	911,150
1,000,000	Series 2016-12A, Class ER2, 12.132% (3-Month Term SOFR+715 basis points), 4/18/2033[3,4,8]	952,306

24

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
2,000,000	Series 2021-22A, Class D, 8.350% (3-Month USD Libor+310 basis points), 12/2/2034[3,4,8]	$1,878,280
1,000,000	Series 2021-22A, Class E, 11.850% (3-Month USD Libor+660 basis points), 12/2/2034[3,4,8]	909,386
1,000,000	Octagon Investment Partners Ltd. Series 2012-1A, Class CRR, 9.160% (3-Month USD Libor+390 basis points), 7/15/2029[3,4,8]	910,200
750,000	Series 2014-1A, Class DRR, 8.023% (3-Month USD Libor+275 basis points), 1/22/2030[3,4,8]	686,701
1,000,000	Series 2019-3A, Class ER, 12.010% (3-Month USD Libor+675 basis points), 7/15/2034[3,4,8]	866,291
2,500,000	Series 2020-3A, Class AR, 6.400% (3-Month USD Libor+115 basis points), 10/20/2034[3,4,8]	2,456,931
2,750,000	OHA Credit Partners Ltd. Series 2012-7A, Class D2R3, 9.629% (3-Month USD Libor+425 basis points), 2/20/2034[3,4,8]	2,625,953
1,000,000	OSD CLO Ltd. Series 2021-23A, Class D, 8.210% (3-Month USD Libor+295 basis points), 4/17/2031[3,4,8]	916,916
1,000,000	Series 2021-23A, Class E, 11.260% (3-Month USD Libor+600 basis points), 4/17/2031[3,4,8]	895,991
1,500,000	OZLM Ltd. Series 2014-8A, Class DRR, 11.340% (3-Month USD Libor+608 basis points), 10/17/2029[3,4,8]	1,292,942
2,000,000	Series 2014-6A, Class CS, 8.390% (3-Month USD Libor+313 basis points), 4/17/2031[3,4,8]	1,787,145
3,250,000	Series 2014-9A, Class A1A3, 6.350% (3-Month USD Libor+110 basis points), 10/20/2031[3,4,8]	3,201,250
750,000	Series 2019-23A, Class DR, 9.010% (3-Month USD Libor+375 basis points), 4/15/2034[3,4,8]	707,182
3,100,000	Porsche Financial Auto Securitization Trust Series 2023-1A, Class A1, 5.365%, 5/22/2024[3,8]	3,099,860
1,250,000	Post CLO Ltd. Series 2021-1A, Class D, 8.560% (3-Month USD Libor+330 basis points), 10/15/2034[3,4,8]	1,196,972
4,500,000	Series 2022-1A, Class A, 6.428% (3-Month Term SOFR+138 basis points), 4/20/2035[3,4,8]	4,411,079
2,250,000	Series 2022-1A, Class E, 11.798% (3-Month Term SOFR+675 basis points), 4/20/2035[3,4,8]	2,068,142
4,000,000	Series 2023-1A, Class A, 6.829% (3-Month Term SOFR+195 basis points), 4/20/2036[3,4,8]	4,005,479

25

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,500,000	Series 2023-1A, Class D, 10.129% (3-Month Term SOFR+525 basis points), 4/20/2036[3,4,8]	$1,506,987
1,500,000	PPM CLO Ltd. Series 2019-3A, Class ER, 11.870% (3-Month USD Libor+661 basis points), 4/17/2034[3,4,8]	1,270,570
1,000,000	Recette CLO Ltd. Series 2015-1A, Class FRR, 13.720% (3-Month USD Libor+847 basis points), 4/20/2034[3,4,8]	786,327
719,105	Regatta Funding LP Series 2013-2A, Class A1R3, 6.110% (3-Month USD Libor+85 basis points), 1/15/2029[3,4,8]	715,439
2,000,000	Series 2013-2A, Class CR2, 8.960% (3-Month USD Libor+370 basis points), 1/15/2029[3,4,8]	1,991,708
1,500,000	Regatta Funding Ltd. Series 2016-1A, Class DR2, 8.350% (3-Month USD Libor+310 basis points), 4/20/2034[3,4,8]	1,436,492
1,500,000	Series 2016-1A, Class ER2, 11.910% (3-Month USD Libor+640 basis points), 6/20/2034[3,4,8]	1,346,591
1,750,000	Rockford Tower CLO Ltd. Series 2020-1A, Class E, 12.150% (3-Month USD Libor+690 basis points), 1/20/2032[3,4,8]	1,602,485
750,000	Series 2021-2A, Class E, 11.650% (3-Month USD Libor+640 basis points), 7/20/2034[3,4,8]	626,698
1,375,000	Series 2021-3A, Class E, 11.970% (3-Month USD Libor+672 basis points), 10/20/2034[3,4,8]	1,136,100
2,247,542	Santander Retail Auto Lease Trust Series 2021-A, Class A3, 0.510%, 7/22/2024[3,8]	2,223,242
3,425,000	SFS Auto Receivables Securitization Trust Series 2023-1A, Class A1, 5.566%, 7/22/2024[3,8]	3,425,000
2,500,000	Shackleton CLO Ltd. Series 2013-4RA, Class C, 8.112% (3-Month USD Libor+287 basis points), 4/13/2031[3,4,8]	2,161,604
500,000	Sound Point CLO Ltd. Series 2016-3A, Class E, 11.923% (3-Month USD Libor+665 basis points), 1/23/2029[3,4,8]	447,690
2,000,000	Series 2019-1A, Class DR, 8.750% (3-Month USD Libor+350 basis points), 1/20/2032[3,4,8]	1,675,423
1,500,000	Series 2019-3A, Class DR, 8.755% (3-Month USD Libor+350 basis points), 10/25/2034[3,4,8]	1,285,155
951,039	STAR Trust Series 2021-1, Class A1, 1.219%, 5/25/2065[3,8,9]	814,589

26

 Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
6,372,411	Starwood Mortgage Residential Trust Series 2021-5, Class A1, 1.920%, 9/25/2066[3,8,9]	$5,104,314
2,000,000	Stratus CLO Ltd. Series 2021-1A, Class B, 6.650% (3-Month USD Libor+140 basis points), 12/29/2029[3,4,8]	1,951,832
1,500,000	Series 2021-1A, Class C, 7.000% (3-Month USD Libor+175 basis points), 12/29/2029[3,4,8]	1,440,854
1,750,000	Symphony CLO Ltd. Series 2018-20A, Class DR, 9.010% (3-Month USD Libor+375 basis points), 1/16/2032[3,4,8]	1,666,677
2,500,000	Symphony Static CLO Ltd. Series 2021-1A, Class E1, 10.605% (3-Month USD Libor+535 basis points), 10/25/2029[3,4,8]	2,315,545
1,064,000	TCI-Symphony CLO Ltd. Series 2017-1A, Class E, 11.710% (3-Month USD Libor+645 basis points), 7/15/2030[3,4,8]	895,684
3,500,000	Series 2016-1A, Class AR2, 6.262% (3-Month USD Libor+102 basis points), 10/13/2032[3,4,8]	3,461,315
637,015	Tesla Auto Lease Trust Series 2021-B, Class A2, 0.360%, 9/22/2025[3,8]	631,726
1,000,000	THL Credit Wind River CLO Ltd. Series 2013-2A, Class DR, 8.212% (3-Month USD Libor+295 basis points), 10/18/2030[3,4,8]	855,939
2,100,000	TICP CLO Ltd. Series 2016-5A, Class ER, 11.010% (3-Month USD Libor+575 basis points), 7/17/2031[3,4,8]	1,860,355
2,099,754	Toyota Auto Receivables Owner Trust Series 2023-B, Class A1, 5.225%, 5/15/2024[3]	2,099,290
3,500,000	Toyota Lease Owner Trust Series 2023-A, Class A2, 5.300%, 8/20/2025[3,8]	3,484,750
1,150,000	Trinitas CLO Ltd. Series 2022-21A, Class C, 8.835% (3-Month Term SOFR+420 basis points), 1/20/2036[3,4,8]	1,166,973
1,000,000	Series 2023-22A, Class D, 11.263% (3-Month Term SOFR+619 basis points), 7/20/2036[3,4,8]	995,890
5,142,185	Verus Securitization Trust Series 2021-5, Class A1, 1.013%, 9/25/2066[3,8,9]	4,078,488
2,311,714	Series 2023-1, Class A1, 5.850%, 12/25/2067[3,8,10]	2,285,076
944,615	Visio Trust Series 2020-1, Class A1, 1.545%, 8/25/2055[3,8,9]	886,601

27

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,118,812	VMC Finance LLC Series 2021-HT1, Class A, 6.807% (1-Month USD Libor+165 basis points), 1/18/2037[3,4,8]	$1,084,367
1,643,668	Voya CLO Ltd. Series 2015-1A, Class A1R, 6.162% (3-Month USD Libor+90 basis points), 1/18/2029[3,4,8]	1,636,207
2,000,000	Series 2015-1A, Class CR, 7.612% (3-Month USD Libor+235 basis points), 1/18/2029[3,4,8]	1,910,518
1,250,000	Series 2017-1A, Class C, 8.590% (3-Month USD Libor+333 basis points), 4/17/2030[3,4,8]	1,135,395
1,493,508	Series 2017-2A, Class A1R, 6.240% (3-Month USD Libor+98 basis points), 6/7/2030[3,4,8]	1,483,495
1,000,000	Series 2013-1A, Class CR, 8.198% (3-Month Term SOFR+321.16 basis points), 10/15/2030[3,4,8]	881,548
2,000,000	Series 2013-2A, Class CR, 8.079% (3-Month Term SOFR+301.16 basis points), 4/25/2031[3,4,8]	1,743,705
2,000,000	Series 2016-3A, Class CR, 8.512% (3-Month USD Libor+325 basis points), 10/18/2031[3,4,8]	1,740,720
2,000,000	Series 2020-2A, Class ER, 11.665% (3-Month USD Libor+640 basis points), 7/19/2034[3,4,8]	1,811,498
1,000,000	Series 2022-3A, Class E, 13.648% (3-Month Term SOFR+860 basis points), 10/20/2034[3,4,8]	992,352
1,000,000	Series 2019-4A, Class ER, 11.970% (3-Month USD Libor+671 basis points), 1/15/2035[3,4,8]	914,309
1,500,000	Series 2022-1A, Class E, 12.518% (3-Month Term SOFR+747 basis points), 4/20/2035[3,4,8]	1,412,704
1,750,000	Voya Euro CLO DAC Series 1X, Class B2NE, 2.100%, 10/15/2030[3]	1,699,773
1,914,275	Wind River CLO Ltd. Series 2013-1A, Class A1RR, 6.230% (3-Month USD Libor+98 basis points), 7/20/2030[3,4,8]	1,904,428
668,103	World Omni Auto Receivables Trust Series 2020-A, Class A3, 1.100%, 4/15/2025[3]	663,857
903,338	Series 2020-B, Class A3, 0.630%, 5/15/2025[3]	893,299
1,509,566	World Omni Automobile Lease Securitization Trust Series 2023-A, Class A1, 5.217%, 5/15/2024[3]	1,509,412
1,744,131	World Omni Select Auto Trust Series 2021-A, Class A3, 0.530%, 3/15/2027[3]	1,691,268
5,500,000	Series 2023-A, Class A2A, 5.920%, 3/15/2027[3]	5,491,387
	TOTAL ASSET-BACKED SECURITIES (Cost $445,439,409)	429,787,490

28

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.0%
1,250,000	Alen Mortgage Trust Series 2021-ACEN, Class A, 6.343% (1-Month USD Libor+115 basis points), 4/15/2034[4,8]	$1,103,521
2,550,000	BBCMS Mortgage Trust Series 2019-BWAY, Class A, 6.217% (1-Month Term SOFR+107.05 basis points), 11/15/2034[4,8]	2,101,164
2,000,000	Series 2019-BWAY, Class D, 7.421% (1-Month Term SOFR+227.45 basis points), 11/15/2034[4,8]	989,490
2,548,000	Series 2018-TALL, Class A, 6.066% (1-Month USD Libor+87.2 basis points), 3/15/2037[4,8]	2,300,987
1,000,000	Series 2018-TALL, Class B, 6.315% (1-Month USD Libor+112.1 basis points), 3/15/2037[4,8]	819,438
2,650,000	Series 2020-BID, Class A, 7.333% (1-Month USD Libor+214 basis points), 10/15/2037[4,8]	2,494,127
3,025,000	BFLD Trust Series 2021-FPM, Class A, 6.794% (1-Month USD Libor+160 basis points), 6/15/2038[3,4,8]	2,882,722
3,000,000	BPR Trust Series 2022-OANA, Class A, 7.045% (1-Month Term SOFR+189.8 basis points), 4/15/2037[4,8]	2,916,591
2,840,405	Series 2021-WILL, Class A, 6.943% (1-Month USD Libor+175 basis points), 6/15/2038[4,8]	2,735,455
1,000,000	Series 2021-WILL, Class B, 8.193% (1-Month USD Libor+300 basis points), 6/15/2038[4,8]	944,825
2,000,000	BX Trust Series 2022-CLS, Class A, 5.760%, 10/13/2027[8]	1,930,016
33,116	COLT Mortgage Loan Trust Series 2020-2, Class A1, 1.853%, 3/25/2065[3,8,9]	32,874
1,250,000	COMM Mortgage Trust Series 2018-HCLV, Class A, 6.293% (1-Month USD Libor+110 basis points), 9/15/2033[3,4,8]	1,146,853
205,813	CORE Mortgage Trust Series 2019-CORE, Class B, 6.293% (1-Month USD Libor+110 basis points), 12/15/2031[4,8]	202,095
750,000	CSMC Series 2020-FACT, Class B, 7.193% (1-Month USD Libor+200 basis points), 10/15/2037[4,8]	712,319
2,841,188	DBUBS Mortgage Trust Series 2011-LC3A, Class PM1, 4.452%, 5/10/2044[3,8]	2,334,220
712,060	Fannie Mae Grantor Trust Series 2004-T5, Class AB4, 4.135%, 5/28/2035[3,9]	656,378

29

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
2,993,442	Government National Mortgage Association Series 2023-67, Class EB, 5.000%, 7/20/2048[3]	$2,925,871
4,270,332	Series 2023-38, Class LA, 5.000%, 7/20/2049[3]	4,180,894
4,933,942	Series 2023-47, Class CD, 5.000%, 8/20/2049[3]	4,831,059
4,189,721	Series 2023-68, Class KC, 5.000%, 2/20/2050[3]	4,094,426
4,152,922	Series 2023-38, Class LD, 5.000%, 12/20/2050[3]	4,060,054
925,000	Great Wolf Trust Series 2019-WOLF, Class B, 6.595% (1-Month Term SOFR+144.85 basis points), 12/15/2036[4,8]	909,970
3,115,000	GS Mortgage Securities Corp. II Series 2012-BWTR, Class A, 2.954%, 11/5/2034[3,8]	2,263,434
1,783,000	Hilton Orlando Trust Series 2018-ORL, Class A, 6.213% (1-Month USD Libor+102 basis points), 12/15/2034[4,8]	1,761,670
1,055,000	Series 2018-ORL, Class B, 6.493% (1-Month USD Libor+130 basis points), 12/15/2034[4,8]	1,038,893
31,169	Mellon Residential Funding Series 1999-TBC3, Class A2, 5.632%, 10/20/2029[3,9]	31,541
2,500,000	MTK Mortgage Trust Series 2021-GRNY, Class A, 6.943% (1-Month USD Libor+175 basis points), 12/15/2038[4,8]	2,415,746
2,880,000	NYO Commercial Mortgage Trust Series 2021-1290, Class A, 6.356% (1-Month Term SOFR+120.95 basis points), 11/15/2038[4,8]	2,622,856
1,613,068	OBX Trust Series 2023-NQM4, Class A1, 6.113%, 3/25/2063[3,8,10]	1,603,148
2,856,510	Verus Securitization Trust Series 2023-2, Class A1, 6.193%, 3/25/2068[3,8,10]	2,840,388
2,864,139	Series 2023-4, Class A1, 5.811%, 5/25/2068[3,8,10]	2,841,369
1,575,000	Worldwide Plaza Trust Series 2017-WWP, Class F, 3.715%, 11/10/2036[8,9]	471,528
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $70,592,921)	65,195,922
1,500,000	CORPORATE — 22.2% BASIC MATERIALS — 1.5% Alcoa Nederland Holding B.V. 6.125%, 5/15/2028[3,5,8]	1,493,445
2,750,000	DuPont de Nemours, Inc. 6.431% (3-Month USD Libor+111 basis points), 11/15/2023[4]	2,757,422
915,000	Element Solutions, Inc. 3.875%, 9/1/2028[3,8]	799,208

30

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	BASIC MATERIALS (Continued)
3,540,000	Georgia-Pacific LLC 0.625%, 5/15/2024[8]	$3,397,101
1,720,000	H.B. Fuller Co. 4.250%, 10/15/2028[3]	1,532,984
1,000,000	INEOS Finance PLC 2.125%, 11/15/2025[3]	1,025,753
1,868,000	International Flavors & Fragrances, Inc. 1.832%, 10/15/2027[3,8]	1,576,833
		12,582,746
	COMMUNICATIONS — 1.8%
	Amazon.com, Inc.
2,035,000	1.000%, 5/12/2026[3]	1,830,041
1,415,000	CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 3/1/2030[3,8]	1,211,217
1,845,000	Comcast Corp. 3.950%, 10/15/2025[3]	1,798,975
2,155,000	Global Switch Finance B.V. 1.375%, 10/7/2030[3]	1,957,466
2,064,000	Match Group, Inc. 4.625%, 6/1/2028[3,8]	1,898,034
2,166,000	Motorola Solutions, Inc. 2.300%, 11/15/2030[3]	1,751,038
3,975,000	Verizon Communications, Inc. 5.847% (SOFR Index+79 basis points), 3/20/20264	3,981,920
	CONSUMER, CYCLICAL — 3.3%	14,428,691
615,000	7-Eleven, Inc. 0.950%, 2/10/2026[3,8]	549,668
1,940,000	American Builders & Contractors Supply Co., Inc. 4.000%, 1/15/2028[3,8]	1,769,936
500,000	BMW U.S. Capital LLC 0.800%, 4/1/2024[8]	482,303
950,000	3.150%, 4/18/2024[3,8]	931,688
860,000	Dana Financing Luxembourg Sarl 8.500%, 7/15/2031[3]	970,832
1,235,000	Dufry One B.V. 2.500%, 10/15/2024[3]	1,319,234
1,000,000	Ford Motor Credit Co. LLC 4.950%, 5/28/2027[3]	944,412
2,140,000	2.900%, 2/10/2029[3]	1,772,994

31

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL (Continued)
2,245,000	Hyatt Hotels Corp. 1.800%, 10/1/2024[3]	$2,137,655
1,190,000	International Game Technology PLC 5.250%, 1/15/2029[3,5,8]	1,128,298
4,015,000	McDonald's Corp. 3.375%, 5/26/20253	3,884,203
1,780,000	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd. 6.500%, 6/20/2027[3,8]	1,786,047
1,750,000	Papa John's International, Inc. 3.875%, 9/15/2029[3,8]	1,483,274
240,000	Starbucks Corp. 5.492% (SOFR Index+42 basis points), 2/14/2024[3,4]	240,001
2,760,000	2.000%, 3/12/2027[3]	2,480,302
1,195,000	Toyota Motor Credit Corp. 5.331% (SOFR Index+33 basis points), 1/11/2024[4]	1,195,057
930,000	4.450%, 5/18/2026	916,714
930,000	5.960% (SOFR Index+89 basis points), 5/18/2026[4]	936,328
800,000	ZF Finance GmbH 2.000%, 5/6/2027[3]	761,750
865,000	ZF North America Capital, Inc. 6.875%, 4/14/2028[3,8]	876,837
		26,567,533
	CONSUMER, NON-CYCLICAL — 4.3%
2,205,000	ASGN, Inc. 4.625%, 5/15/2028[3,8]	1,997,035
2,000,000	Ashtead Capital, Inc. 4.375%, 8/15/2027[3,8]	1,882,012
1,274,000	Baxter International, Inc. 5.508% (SOFR Index+44 basis points), 11/29/2024[4]	1,263,425
1,787,000	Biogen, Inc. 4.050%, 9/15/2025[3]	1,729,498
2,515,000	Cargill, Inc. 3.625%, 4/22/2027[3,8]	2,404,066
2,715,000	Global Payments, Inc. 5.300%, 8/15/2029[3]	2,647,492
1,315,000	Haleon UK Capital PLC 3.125%, 3/24/2025[5]	1,257,047
965,000	Haleon US Capital LLC 3.024%, 3/24/2024[3]	944,281

32

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
4,525,000	HCA, Inc. 4.500%, 2/15/2027[3]	$4,367,394
1,020,000	Illumina, Inc. 5.750%, 12/13/2027[3]	1,025,112
1,100,000	IQVIA, Inc. 5.700%, 5/15/2028[3,8]	1,090,375
1,000,000	2.250%, 3/15/2029[3]	934,996
1,450,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 2.500%, 1/15/2027[3,5,8]	1,271,432
1,015,000	Loxam SAS 6.375%, 5/15/2028[3]	1,098,832
1,720,000	Mondelez International Holdings Netherlands B.V. 1.250%, 9/24/2026[3,5,8]	1,512,408
1,785,000	Organon & Co / Organon Foreign Debt Co-Issuer 4.125%, 4/30/2028[3,8]	1,586,162
385,000	Pfizer Investment Enterprises Pte Ltd. 4.450%, 5/19/2026[3,5]	380,473
1,330,000	Prime Security Services Borrower LLC / Prime Finance, Inc. 3.375%, 8/31/2027[3,8]	1,174,331
1,000,000	Roche Holdings, Inc. 5.620% (SOFR Rate+56 basis points), 3/10/2025[4,8]	1,003,771
1,671,000	Royalty Pharma PLC 1.200%, 9/2/2025[3,5]	1,507,590
670,000	1.750%, 9/2/2027[3,5]	574,921
1,862,000	Thermo Fisher Scientific, Inc. 5.546% (SOFR Index+53 basis points), 10/18/2024[3,4]	1,862,052
2,235,000	Universal Health Services, Inc. 2.650%, 10/15/2030[3]	1,827,068
		35,341,773
	ENERGY — 3.0%
2,367,000	Boardwalk Pipelines LP 4.450%, 7/15/2027[3]	2,260,795
1,450,000	Buckeye Partners LP 3.950%, 12/1/2026[3]	1,310,865
581,000	Cheniere Energy Partners LP 4.500%, 10/1/2029[3]	533,739
3,225,000	Cheniere Energy, Inc. 4.625%, 10/15/2028[3]	3,014,688
1,775,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.000%, 2/1/2029[3,8]	1,659,208

33

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY (Continued)
1,280,000	DCP Midstream Operating LP 5.625%, 7/15/2027[3]	$1,279,131
2,800,000	8.125%, 8/16/2030	3,169,908
4,000,000	Enbridge, Inc. 5.701% (SOFR Index+63 basis points), 2/16/2024[4,5]	3,997,424
3,661,000	Energy Transfer LP 4.750%, 1/15/2026[3]	3,580,443
920,000	NextEra Energy Partners LP 2.500%, 6/15/2026[8,11]	828,456
1,600,000	Northriver Midstream Finance LP 5.625%, 2/15/2026[3,5,8]	1,493,595
1,085,000	TransCanada PipeLines Ltd. 6.579% (SOFR Index+152 basis points), 3/9/2026[3,4,5]	1,086,441
		24,214,693
	FINANCIAL — 1.0%
	Aon Global Ltd.
2,750,000	3.500%, 6/14/2024[3,5]	2,690,911
1,450,000	Crown Castle, Inc. 4.800%, 9/1/2028[3]	1,408,063
1,920,000	Iron Mountain, Inc. 5.000%, 7/15/2028[3,8]	1,780,760
590,000	Metropolitan Life Global Funding I 4.050%, 8/25/2025[8]	568,730
2,205,000	VICI Properties LP / VICI Note Co., Inc. 4.250%, 12/1/2026[3,8]	2,064,720
		8,513,184
	INDUSTRIAL — 2.8%
1,205,000	Advanced Drainage Systems, Inc. 6.375%, 6/15/2030[3,8]	1,193,456
500,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 2.125%, 8/15/2026[3]	486,621
1,000,000	BAE Systems Holdings, Inc. 3.800%, 10/7/2024[8]	973,891
3,240,000	Boeing Co. 1.433%, 2/4/2024[3]	3,154,519
4,600,000	Brambles USA, Inc. 4.125%, 10/23/2025[3,8]	4,428,415
3,435,000	Graphic Packaging International LLC 0.821%, 4/15/2024[3,8]	3,296,841

34

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
1,015,000	MasTec, Inc. 4.500%, 8/15/2028[3,8]	$937,008
300,000	Nexans SA 5.500%, 4/5/2028[3]	336,951
2,620,000	Regal Rexnord Corp. 6.050%, 4/15/2028[3,8]	2,603,243
580,000	Republic Services, Inc. 0.875%, 11/15/2025[3]	522,117
2,035,000	Sealed Air Corp. 1.573%, 10/15/2026[3,8]	1,771,777
1,800,000	Smyrna Ready Mix Concrete LLC 6.000%, 11/1/2028[3,8]	1,699,756
1,250,000	Standard Industries, Inc. 2.250%, 11/21/2026[3]	1,214,838
		22,619,433
	TECHNOLOGY — 2.2%
2,190,000	Booz Allen Hamilton, Inc. 3.875%, 9/1/2028[3,8]	1,983,176
2,720,000	Cadence Design Systems, Inc. 4.375%, 10/15/2024[3]	2,677,829
2,474,000	Dell International LLC / EMC Corp. 6.200%, 7/15/2030[3]	2,572,213
1,505,000	Entegris, Inc. 4.375%, 4/15/2028[3,8]	1,363,349
825,000	Fiserv, Inc. 3.800%, 10/1/2023[3]	820,941
2,779,000	Fortinet, Inc. 1.000%, 3/15/2026[3]	2,481,825
270,000	Infor, Inc. 1.450%, 7/15/2023[3,8]	269,541
1,557,000	Leidos, Inc. 3.625%, 5/15/2025[3]	1,494,219
1,610,000	Micron Technology, Inc. 5.375%, 4/15/2028[3]	1,595,523
2,966,000	VMware, Inc. 1.800%, 8/15/2028[3]	2,487,643
		17,746,259
	UTILITIES — 2.3%
3,755,000	AES Corp. 1.375%, 1/15/2026[3]	3,356,118

35

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	UTILITIES (Continued)
840,000	5.450%, 6/1/2028[3]	$825,569
3,500,000	Avangrid, Inc. 3.150%, 12/1/2024[3]	3,358,845
3,000,000	CenterPoint Energy, Inc. 1.450%, 6/1/2026[3]	2,682,681
1,390,000	Clearway Energy Operating LLC 4.750%, 3/15/2028[3,8]	1,283,762
2,412,000	Georgia Power Co. 2.200%, 9/15/2024[3]	2,306,328
1,250,000	NextEra Energy Capital Holdings, Inc. 5.464% (SOFR Index+40 basis points), 11/3/20233,[4]	1,249,857
955,000	NextEra Energy Operating Partners LP 4.500%, 9/15/2027[3,8]	888,054
2,350,000	NRG Energy, Inc. 2.450%, 12/2/2027[3,8]	1,982,371
250,000	Southern Power Co. 0.900%, 1/15/2026[3]	224,156
425,000	Vistra Operations Co. LLC 5.625%, 2/15/2027[3,8]	407,735
		18,565,476
	TOTAL CORPORATE
	(Cost $183,491,671)	180,579,788
	U.S. GOVERNMENT — 9.3%
4,000,000	United States Treasury Bill 4.903%, 10/12/2023	3,941,856
13,500,000	4.994%, 10/19/2023	13,289,548
17,000,000	4.992%, 10/26/2023	16,717,885
25,000,000	4.714%, 11/2/2023	24,559,600
17,000,000	4.532%, 11/30/2023	16,632,120
	TOTAL U.S. GOVERNMENT	75,141,009
	(Cost $75,279,252)
	TOTAL BONDS
	(Cost $774,803,253)	750,704,209

36

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 0.4%
2,936,423	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 4.92%[12,13]	$2,936,423
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,936,423)	2,936,423
	TOTAL INVESTMENTS — 98.0%
	(Cost $819,053,289)	795,556,762
	Other Assets in Excess of Liabilities — 2.0%	16,614,698
	TOTAL NET ASSETS — 100.0%	$812,171,460

Principal Amount
	SECURITIES SOLD SHORT — (5.0)%
	BONDS — (5.0)%
	U.S. GOVERNMENT — (5.0)%
$(11,700,000)	United States Treasury Note 4.125%, 10/31/2027	(11,641,044)
(17,150,000)	3.500%, 1/31/2028	(16,656,268)
(13,850,000)	1.375%, 10/31/2028	(12,053,018)
	TOTAL U.S. GOVERNMENT
	(Proceeds $41,494,490)	(40,350,330)
	TOTAL BONDS
	(Proceeds $41,494,490)	(40,350,330)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $41,494,490)	$(40,350,330)

EUR – Euro

[1]	Local currency.
[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[3]	Callable.
[4]	Floating rate security.
[5]	Foreign security denominated in U.S. Dollars.
[6]	All or a portion of the loan is unfunded.
[7]	Denotes investments purchased on a when-issued or delayed delivery basis.

37

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

[8]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $453,550,862 which represents 55.84% of total net assets of the Fund.
[9]	Variable rate security.
[10]	Step rate security.
[11]	Convertible security.
[12]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $1,098,777, which represents 0.14% of total net assets of the Fund.
[13]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

38

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at June 30, 2023	Unrealized Appreciation (Depreciation)
(50)	U.S. 5 Year Treasury Note	Sep 2023	$(5,407,032)	$(5,354,688)	$52,344
(50)	U.S. 10 Year Treasury Note	Sep 2023	(5,656,250)	(5,613,281)	42,969
TOTAL FUTURES CONTRACTS			$(11,063,282)	$(10,967,969)	$95,313

See accompanying Notes to Financial Statements.

39

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sale Contracts	Counterparty	Currency Exchange	Currency Amount Sold	Value At Settlement Date	Value At June 30, 2023	Unrealized Appreciation (Depreciation)
Euro	JP Morgan	EUR per USD	(21,981,250)	$(23,990,414)	$(24,080,082)	$(89,668)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(23,990,414)	$(24,080,082)	$(89,668)

EUR – Euro

See accompanying Notes to Financial Statements.

40

Palmer Square Income Plus Fund

SUMMARY OF INVESTMENTS

As of June 30, 2023

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	52.9%
Corporate	22.2%
U.S. Government	9.3%
Commercial Mortgage-Backed Securities	8.0%
Total Bonds	92.4%
Bank Loans	5.2%
Short-Term Investments	0.4%
Total Investments	98.0%
Other Assets in Excess of Liabilities	2.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

41

Palmer Square Income Plus Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2023

Assets:
Investments, at value (cost $819,053,289)	$795,556,762
Foreign currency, at value (cost $1,547,868)	1,565,341
Cash	26,067
Cash held by broker for futures contracts	1,489,067
Cash held by broker for securities sold short and swap contracts	46,495,879
Receivables:
Variation margin on futures contracts	95,313
Investment securities sold	1,314,224
Fund shares sold	355,820
Interest	7,597,866
Prepaid expenses	23,454
Total assets	854,519,793

Liabilities:
Securities sold short, at value (proceeds $41,494,490)	40,350,330
Payables:
Investment securities purchased	234,496
Fund shares redeemed	652,375
Unrealized depreciation on forward foreign currency exchange contracts	89,668
Advisory fees	328,187
Shareholder servicing fees (Note 6)	105,209
Fund administration and accounting fees	108,652
Transfer agent fees and expenses	6,399
Custody fees	32,442
Interest on securities sold short	363,777
Auditing fees	32,340
Trustees' deferred compensation (Note 3)	17,068
Trustees' fees and expenses	2,545
Chief Compliance Officer fees	2,056
Commitment fees payable (Note 12)	2,000
Accrued other expenses	20,789
Total liabilities	42,348,333

Net Assets	$812,171,460

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$852,743,169
Total accumulated earnings (deficit)	(40,571,709)
Net Assets	$812,171,460

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$812,171,460
Shares of beneficial interest issued and outstanding	83,360,849
Offering and redemption price per share	$9.74

See accompanying Notes to Financial Statements.

42

Palmer Square Income Plus Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2023

Investment Income:
Interest (net of foreign withholding taxes of $45)	$51,843,938
Total investment income (loss)	51,843,938

Expenses:
Advisory fees	4,569,855
Shareholder servicing fees (Note 6)	834,005
Fund administration and accounting fees	659,617
Transfer agent fees and expenses	40,841
Custody fees	51,144
Interest on securities sold short	1,642,905
Commitment fees (Note 12)	146,064
Brokerage expense	76,979
Registration fees	69,887
Shareholder reporting fees	33,827
Auditing fees	32,339
Trustees' fees and expenses	22,001
Legal fees	18,192
Miscellaneous	17,194
Chief Compliance Officer fees	12,086
Insurance fees	5,089
Net expenses	8,232,025
Net investment income (loss)	43,611,913

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(14,063,501)
Futures contracts	402,434
Securities sold short	4,768,277
Forward contracts	(710,132)
Swap contracts	2,178,650
Foreign currency transactions	121,423
Net realized gain (loss)	(7,302,849)
Net change in unrealized appreciation (depreciation) on:
Investments	13,015,211
Futures contracts	375,097
Securities sold short	(303,090)
Forward contracts	(752,179)
Swap contracts	2,215,769
Foreign currency transactions	38,859
Net change in unrealized appreciation (depreciation)	14,589,667
Net realized and unrealized gain (loss)	7,286,818

Net Increase (Decrease) in Net Assets from Operations	$50,898,731

See accompanying Notes to Financial Statements.

43

Palmer Square Income Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$43,611,913	$13,400,198
Net realized gain (loss) on investments, futures contracts,
purchased option contracts, securities sold short, swap
contracts, forward contracts, and foreign currency	(7,302,849)	642,969
Net change in unrealized appreciation (depreciation) on investments, futures contracts, purchased options contracts,
securities sold short, swap contract,
forward contracts, and foreign currency	14,589,667	(42,638,984)
Net increase (decrease) in net assets resulting from operations	50,898,731	(28,595,817)

Distributions to Shareholders:
Distributions	(42,994,012)	(12,171,104)
Return of Capital	-	(430,037)
Total distributions to shareholders	(42,994,012)	(12,601,141)

Capital Transactions:
Net proceeds from shares sold	244,342,645	539,751,063
Reinvestment of distributions	35,965,439	11,232,107
Cost of shares redeemed	(501,326,712)	(340,744,720)
Net increase (decrease) in net assets from capital transactions	(221,018,628)	210,238,450

Total increase (decrease) in net assets	(213,113,909)	169,041,492

Net Assets:
Beginning of period	1,025,285,369	856,243,877
End of period	$812,171,460	$1,025,285,369

Capital Share Transactions:
Shares sold	25,146,306	54,064,445
Shares reinvested	3,724,219	1,133,352
Shares redeemed	(51,533,118)	(34,248,022)
Net increase (decrease) in capital share transactions	(22,662,593)	20,949,775

See accompanying Notes to Financial Statements

44

Palmer Square Income Plus Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	For the Period February 1, 2019 through June 30, 2019*	For the Year Ended January 31, 2019
Net asset value, beginning of period	$9.67	$10.06	$9.75	$9.87	$9.83	$9.90
Income from Investment Operations:
Net investment income (loss)[1,2]	0.45	0.14	0.16	0.28	0.14	0.29
Net realized and unrealized gain (loss)	0.08	(0.40)	0.30	(0.13)	0.06	(0.08)
Total from investment operations	0.53	(0.26)	0.46	0.15	0.20	0.21

Less Distributions:
From net investment income	(0.46)	(0.13)	(0.15)	(0.27)	(0.16)	(0.28)
From return of capital	-	- [3]	-	-	-	-
Total distributions	(0.46)	(0.13)	(0.15)	(0.27)	(0.16)	(0.28)

Net asset value, end of period	$9.74	$9.67	$10.06	$9.75	$9.87	$9.83

Total return[4]	5.64%	(2.63)%	4.75%	1.64%	2.01%[7]	2.11%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$812,171	$1,025,285	$856,244	$625,347	$582,734	$544,830

Ratio of expenses to average net assets (including brokerage expense, commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[5,6]	0.88%	0.75%	0.90%	0.82%	0.77%[8]	0.80%
After fees waived and expenses absorbed/recovered[5,6]	0.88%	0.75%	0.94%	0.85%	0.77%[8]	0.77%

Ratio of net investment income (loss) to average net assets (including brokerage expense, commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[2]	4.68%	1.39%	1.64%	2.86%	3.44%[8]	2.89%
After fees waived and expenses absorbed/recovered[2]	4.68%	1.39%	1.60%	2.83%	3.44%[8]	2.92%

Portfolio turnover rate	115%	111%	167%	147%	45%[7]	214%

*	Fiscal year end changed to June 30 effective February 1, 2019.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	If brokerage expense, commitment fees, and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.20%, 0.06%, 0.20%, and 0.10% for the fiscal years ended June 30, 2023, 2022, 2021, and 2020, respectively, 0.02% for the period ended June 30, 2019, and 0.02% for the fiscal year ended January 31, 2019.
[7]	Not annualized.
[8]	Annualized.

See accompanying Notes to Financial Statements.

45

Palmer Square Ultra-Short Duration Investment Grade Fund (PSDSX)

June 2023

As a refresher, the investment objective of the Palmer Square Ultra-Short Duration Investment Grade Fund (the "Fund”) is to seek income. A secondary objective of the Fund is to seek capital appreciation. The Fund is invested primarily in a broad universe of credit such as fixed and floating rate investment grade corporate bond and notes, collateralized loan obligation ("CLOs”) debt, traditional asset-backed securities ("ABS”) debt, and commercial paper. We believe our portfolio presents an ultra-short duration income alternative for investors targeting potential yield, capital preservation, and low volatility.

Since inception (10/7/2016), the Fund has had a flat or positive daily performance 92.4% of the time.

Performance Overview

The Fund returned 3.48% (net of fees) for the fiscal year-ending 6/30/2023. The Fund's current yield is 4.67% (+2.65% since 6/30/2022) and yield to expected call* is 5.96%. Interest rate duration* is 0.41 years and spread duration* is 0.78 years.

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

	Allocation	6/30/2023 Price	%Yield to Expected Call*
IG Corp Fixed (average duration of 1.2 yrs)	12%	96.9	5.7%
IG Corp FRN	3%	100.1	5.8%
Bank Loans	2%	100.5	6.5%
CLO AAA	25%	99.3	6.8%
CLO AA	2%	98.1	7.0%
CLO A	2%	98.1	7.3%
CLO BBB	1%	99.6	8.5%
MBS	1%	72.8	9.9%
ABS	24%	98.6	5.9%
T-Bills	27%	98.4	5.4%

Source: Palmer Square as of 6/30/2023. *Please see Notes and Disclosure for definitions.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot.

	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023
Interest Rate Duration*	0.46 yrs	0.60 yrs	0.61 yrs	0.40 yrs	0.41 yrs
Spread Duration*	1.39 yrs	1.31 yrs	1.23 yrs	0.80 yrs	0.78 yrs
Yield to Expected Call*	3.87%	5.14%	5.49%	5.47%	5.96%
Yield to Maturity	3.88%	5.12%	5.44%	5.42%	5.93%
Current Yield	2.02%	3.12%	3.77%	4.38%	4.67%
30-day SEC Yield* (net of fees)	1.49%	2.81%	3.91%	3.91%	4.90%
30-day SEC Yield* (gross of fees)	1.06%	2.45%	3.73%	3.73%	4.82%
Weighted Average Price	$98.2	$97.8	$97.7	$98.7	$98.4

Source: Palmer Square. Past performance does not guarantee future results. *Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

46

Summary on Attribution, Positioning and Outlook

Allocation and Gross Attribution

	6/30/2022 Allocation	9/30/2022 Allocation	12/31/2022 Allocation	3/31/2023 Allocation	6/30/2023 Allocation	7/1/2022 to 6/30/2022 Gross Attribution
IG Corp Fixed	19%	19%	20%	12%	12%	0.37%
IG Corp FRN	6%	5%	5%	4%	3%	0.22%
Bank Loans	2%	3%	4%	2%	2%	0.25%
CLO Debt	38%	35%	30%	31%	29%	2.20%
MBS	8%	6%	5%	1%	1%	-0.64%
ABS	19%	14%	18%	19%	24%	0.70%
T-Bills	7%	16%	18%	31%	27%	0.69%
Commercial Paper	0%	0%	0%	0%	0%	0.00%
Cash	3%	2%	0%	0%	2%	0.00%

Please note allocation above is a % of NAV. Gross attribution does not include expenses and fees if applicable. Please see Notes and Disclosure.

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

2023 Fund Outlook:

•	Solid Diversification - We believe we have solid diversification across both corporate and structured credit. The four main tools we have utilized to do this include investment grade corporate bonds, commercial paper, traditional asset-backed securities, and CLO debt.

•	Lower Spread Duration Yet Solid Yield -

»	Shorter maturity debt/low spread duration (the percentage price change of a bond's price given a 1% change in the yield spread) of 0.78 years should keep susceptibility to spread widening* risk and volatility low (note: we already had low interest rate duration (the percentage price change of a bond's price given a 1% change in interest rates)).

»	Approximately 57% of the portfolio is typically self-liquidating within one year and 90% in two years.

»	Focus on the top end of the credit quality spectrum.

»	Maintained a strong current yield of 4.67% and yield to expected call of 5.96%.

•	Investment Grade ("IG") Corporate Bond Allocation - The IG corporate bond exposure was steadily reduced over the period as short term credit spreads tightened back to early 2022 levels. This reduction was achieved through simply letting bonds mature rather than actively selling down the allocation. With front end spreads near YTD tights, we view short IG corporates as relatively expensive at the moment. However, on an unhedged basis the all in yields on 0.5-2Y corps remain somewhat attractive as a core holding in this Fund.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

47

•	CLO Allocation/Opportunity to Capture Yield and Total Return - We believe the Fund's CLO allocation continues to be well-positioned to offer significant yield (especially on a risk adjusted basis) vs. corporates and other areas of IG rated fixed income products. Short duration AAA-rated debt has been offering approximately 6.0% to 7.0% in current yield and over 6% yield to maturity, which is the highest it's been in the past 10 years. Breakevens on short duration CLO AAAs are the widest we have ever seen. Given rising LIBOR/ SOFR* rates, the implied 1Y coupon on short AAAs is about 6.25%. In order to breakeven over a 1Y holding period spreads would need to widen to 500bps or more. For reference, AAAs widened out to 300-325bps during the depths of the COVID crisis, and that opportunity only lasted a few days.[1]

»	CLO AAA spreads still look attractive vs IG corporate spreads and are still wide on a historical spread basis. Over the past 10 years CLO AAA spreads are on average 11bps wider than IG corporate bonds. Today CLO AAAs are 39bps wider; which on a 10yr look- back is the 88th percentile (ie CLO AAAs have only been cheaper 12% of the time).

•	Traditional Asset-Backed Securities/Mortgage-Backed Securities (MBS) Allocation - As of 6/30/2023, 25% of the portfolio was allocated to ABS/MBS positions. Our primary focus within the strategy is to maintain low spread durations which should generate positive performance for the portfolio.

ABS/MBS Positions	6/30/2023
Prime Autos	21%
Equipment	3%
ABS (100% AAA)	24%
Single Asset/Single Borrower	1%
CMBS (100% AAA)	1%

Asset-backed Securities (ABS), Mortgage-backed Securities (MBS), Commercial mortgage-backed securities (CMBS)

In summary, we believe the Fund is well-positioned and has potential to not only generate yield, but also provide investors with a low volatility alternative, which can help diversify a fixed income allocation. We believe we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

*	Please see Notes and Disclosure for definitions. 1This example is provided for illustrative purposes only.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

48

Performance Summary

The Fund returned 3.48% (net of fees) for the fiscal year-ending 6/30/2023.

Fund Performance Net of Fees as of 6/30/2023 (inception 10/7/2016)

	Q1 2023	Q2 2023	YTD 2023	2022	2021	2020	2019	2018	2017	YTD 2016
PSDSX	1.23%	1.28%	2.52%	-0.28%	0.05%	1.59%	3.00%	1.84%	1.50%	0.26%
ICE BofA ML U.S. Treasury Bill Index	1.08%	1.18%	2.27%	1.47%	0.05%	0.67%	2.28%	1.88%	0.85%	0.09%

Fund Performance Net of Fees as of 6/30/2023 (inception 10/7/2016)

	1 Year	3 Years	5 Years	Since Inception Annualized
PSDSX	3.48%	1.02%	1.56%	1.55%
ICE BofA ML U.S. Treasury Bill Index	3.62%	1.28%	1.56%	1.42%

Annual Expense Ratio: Gross 0.76%/Net 0.53%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 0.50% of the average daily net assets of the Fund. This agreement is effective until October 31, 2023, and it may be terminated before that date only by Trust's Board of Trustees. The Fund's advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Summary

The Fund's diverse portfolio across corporate and structured credit has low spread duration, which may lessen the Fund's susceptibility to spread widening risk, (we already had low interest rate duration (the percentage price change of a bond's price given a 1% change in interest rates)), is positioned almost entirely in investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. In essence, we believe the Fund is well-positioned and has potential to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

49

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Ultra-Short Duration Investment Grade Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The BofA ML US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The Bloomberg 1-3 Year US Corporate Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate and a non- corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity. The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them. Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point. Credit Spreads are often a good barometer of economic health - widening (bearish sentiment) and narrowing/ tightening (bullish sentiment). A tight market (tight-trading) is a market characterized by narrow bid-ask spreads and abundant liquidity with frenetic trading activity. The London Interbank Offered Rate (LIBOR) is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. The Secured Overnight Financing Rate (SOFR) is a benchmark interest rate for dollar-denominated derivatives and loans that is replacing the London interbank offered rate (LIBOR). The weighted average life (WAL) is the average length of time that each dollar of unpaid principal on a loan, a mortgage, or an amortizing bond remains outstanding. A mutual fund’s 30-Day SEC Yield refers to a calculation that is based on the 30 days ending on the last day of the previous month. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

50

Notes and Disclosure cont’d

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund's portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody's, S&P or Fitch (or if unrated, determined by the Fund's advisor to be of comparable credit quality high yield securities).

The Palmer Square Ultra-Short Duration Investment Grade Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

51

Palmer Square Ultra-Short Duration Investment Grade Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Total Returns as of June 30, 2023	1 Year	5 Years	Since Inception	Inception Date
Palmer Square Ultra-Short Duration Investment Grade Fund	3.48%	1.56%	1.55%	10/7/16
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	3.62%	1.56%	1.42%	10/7/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and net expense ratios for the Fund were 0.76% and 0.53%, respectively, which were the amounts stated in the current prospectus dated November 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual fund operating expenses do not exceed 0.50% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

52

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2023

Principal Amount		Value
	BANK LOANS — 2.1%
	Berry Global, Inc.
239,100	6.972% (1-Month USD Libor+175 basis points), 7/1/2026[1,2,3]	$239,102
	Buckeye Partners LP
248,092	7.420% (1-Month USD Libor+225 basis points), 11/1/2026[1,2,3]	246,722
	Citadel Securities LP
247,468	7.768% (1-Month Term SOFR+250 basis points), 2/2/2028[1,2,3]	247,430
	Flutter Financing B.V.
248,125	8.092% (1-Month Term SOFR+325 basis points), 7/4/2028[1,2,3,4]	248,872
	Hilton Worldwide Finance LLC
250,000	6.939% (3-Month Term SOFR+175 basis points), 6/21/2026[1,2,3]	250,089
	SkyMiles IP Ltd.
225,000	8.558% (3-Month Term SOFR+375 basis points), 10/20/2027[1,2,3,4]	234,000
	Trans Union LLC
247,079	6.952% (1-Month Term SOFR+175 basis points), 11/15/2026[1,2,3]	246,753
	TOTAL BANK LOANS
	(Cost $1,693,465)	1,712,968
	BONDS — 96.2%
	ASSET-BACKED SECURITIES — 53.3%
	Ally Auto Receivables Trust
446,569	Series 2022-1, Class A2, 2.670%, 4/15/2025[2]	444,084
	AMMC CLO Ltd.
626,670	Series 2015-16A, Class AR2, 6.231% (3-Month USD Libor+98 basis points), 4/14/2029[2,3,5]	626,983
	Ares CLO Ltd.
746,297	Series 2017-42A, Class AR, 6.193% (3-Month USD Libor+92 basis points), 1/22/2028[2,3,5]	742,375
	Ares XL CLO Ltd.
873,015	Series 2016-40A, Class A1RR, 6.130% (3-Month USD Libor+87 basis points), 1/15/2029[2,3,5]	867,525
	BlueMountain Fuji U.S. CLO II Ltd.
972,757	Series 2017-2A, Class A1AR, 6.250% (3-Month USD Libor+100 basis points), 10/20/2030[2,3,5]	965,243
	BMW Vehicle Lease Trust
408,544	Series 2022-1, Class A3, 1.100%, 3/25/20252	401,574
	Capital One Prime Auto Receivables Trust
337,514	Series 2022-1, Class A2, 2.710%, 6/16/20252	334,119
	Carbone Clo Ltd.
1,703,776	Series 2017-1A, Class A1, 6.390% (3-Month USD Libor+114 basis points), 1/20/2031[2,3,5]	1,692,077
	Carlyle Global Market Strategies CLO Ltd.
623,106	Series 2014-1A, Class A1R2, 6.230% (3-Month USD Libor+97 basis points), 4/17/2031[2,3,5]	617,786

53

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Carlyle U.S. CLO, Ltd.
1,200,000	Series 2017-1A, Class A1R, 6.250% (3-Month USD Libor+100 basis points), 4/20/2031[2,3,5]	$1,185,092
	CarMax Auto Owner Trust
79,104	Series 2019-4, Class A3, 2.020%, 11/15/2024[2]	78,889
349,505	Series 2022-1, Class A2, 0.910%, 2/18/2025[2]	348,009
770,945	Series 2022-2, Class A2A, 2.810%, 5/15/2025[2]	766,158
656,729	Series 2021-2, Class A3, 0.520%, 2/17/2026[2]	634,816
	CIFC Funding Ltd.
434,380	Series 2015-3A, Class AR, 6.135% (3-Month USD Libor+87 basis points), 4/19/2029[2,3,5]	431,091
1,000,000	Series 2015-1A, Class ARR, 6.383% (3-Month USD Libor+111 basis points), 1/22/2031[2,3,5]	989,532
500,000	Series 2013-3RA, Class A1, 6.253% (3-Month USD Libor+98 basis points), 4/24/2031[2,3,5]	495,838
800,000	Series 2018-3A, Class A, 6.362% (3-Month USD Libor+110 basis points), 7/18/2031[2,3,5]	793,200
	Daimler Trucks Retail Trust
195,562	Series 2022-1, Class A2, 5.070%, 9/16/2024[2]	194,873
	DLLMT LLC
148,938	Series 2023-1A, Class A1, 5.533%, 5/20/2024[2,5]	148,922
	DLLST LLC
339,576	Series 2022-1A, Class A2, 2.790%, 1/22/2024[2,5]	338,554
	Dryden 41 Senior Loan Fund
500,000	Series 2015-41A, Class AR, 6.230% (3-Month USD Libor+97 basis points), 4/15/2031[2,3,5]	496,045
	Flatiron CLO 17 Ltd.
491,461	Series 2017-1A, Class AR, 6.301% (3-Month USD Libor+98 basis points), 5/15/2030[2,3,5]	487,863
	Ford Credit Auto Lease Trust
500,000	Series 2023-A, Class A2A, 5.190%, 6/15/2025[2]	498,448
	Ford Credit Auto Owner Trust
500,000	Series 2023-A, Class A2A, 5.140%, 3/15/2026[2]	497,732
	Galaxy CLO Ltd.
397,137	Series 2017-23A, Class AR, 6.143% (3-Month USD Libor+87 basis points), 4/24/2029[2,3,5]	394,518
	GM Financial Automobile Leasing Trust
123,630	Series 2021-2, Class A3, 0.340%, 5/20/2024[2]	123,265
765,808	Series 2021-3, Class A3, 0.390%, 10/21/2024[2]	755,055
850,000	Series 2022-1, Class A3, 1.900%, 3/20/2025[2]	833,498

54

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2023

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	GM Financial Consumer Automobile Receivables Trust
40,824	Series 2021-4, Class A2, 0.280%, 11/18/2024[2]	$40,733
315,590	Series 2022-2, Class A2, 2.520%, 5/16/2025[2]	313,383
235,822	Series 2020-4, Class A3, 0.380%, 8/18/2025[2]	231,338
133,767	Series 2021-1, Class A3, 0.350%, 10/16/2025[2]	130,451
750,000	Series 2020-3, Class A4, 0.580%, 1/16/2026[2]	717,342
500,000	Series 2023-1, Class A2A, 5.190%, 3/16/2026[2]	498,232
	Goldentree Loan Management U.S. Clo 2 Ltd.
1,000,000	Series 2017-2A, Class AR, 6.160% (3-Month USD Libor+91 basis points), 11/20/2030[2,3,5]	994,130
	GoldenTree Loan Opportunities IX Ltd.
1,000,000	Series 2014-9A, Class CR2, 7.399% (3-Month USD Libor+210 basis points), 10/29/2029[2,3,5]	993,918
	Grippen Park CLO Ltd.
365,816	Series 2017-1A, Class A, 6.510% (3-Month USD Libor+126 basis points), 1/20/2030[2,3,5]	364,178
	Harley-Davidson Motorcycle Trust
692,023	Series 2020-A, Class A4, 1.930%, 4/15/2027[2]	689,183
	Honda Auto Receivables Owner Trust
104,495	Series 2020-2, Class A3, 0.820%, 7/15/2024[2]	103,970
449,566	Series 2020-3, Class A3, 0.370%, 10/18/2024[2]	443,375
404,321	Series 2021-1, Class A3, 0.270%, 4/21/2025[2]	394,887
	HPEFS Equipment Trust
329,271	Series 2021-2A, Class A3, 0.360%, 9/20/2028[2,5]	327,420
	Hyundai Auto Lease Securitization Trust
188,061	Series 2023-B, Class A1, 5.250%, 5/15/2024[2,5]	188,032
592,827	Series 2022-B, Class A2A, 2.750%, 10/15/2024[2,5]	589,561
400,000	Series 2021-C, Class B, 0.760%, 2/17/2026[2,5]	384,928
	Hyundai Auto Receivables Trust
750,000	Series 2021-C, Class A3, 0.740%, 5/15/2026[2]	720,697
	John Deere Owner Trust
750,000	Series 2023-A, Class A2, 5.280%, 3/16/2026[2]	747,593
	LAD Auto Receivables Trust
138,579	Series 2023-2A, Class A1, 5.440%, 5/15/2024[2,5]	138,578
	LCM XVIII LP
540,000	Series 18A, Class BR, 6.850% (3-Month USD Libor+160 basis points), 4/20/2031[2,3,5]	520,124
	Madison Park Funding Ltd.
681,974	Series 12A, Class AR, 6.103% (3-Month USD Libor+83 basis points), 4/22/2027[2,3,5]	678,367

55

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2023

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
233,904	Series 2013-11A, Class AR2, 6.173% (3-Month USD Libor+90 basis points), 7/23/2029[2,3,5]	$231,822
500,000	Series 2019-33A, Class AR, 6.276% (3-Month Term SOFR+129 basis points), 10/15/2032[2,3,5]	493,250
	Magnetite Ltd.
704,300	Series 2012-7A, Class A1R2, 6.060% (3-Month USD Libor+80 basis points), 1/15/2028[2,3,5]	700,030
	Mariner CLO LLC
250,000	Series 2016-3A, Class BR2, 6.773% (3-Month USD Libor+150 basis points), 7/23/2029[2,3,5]	247,958
	Mercedes-Benz Auto Lease Trust
1,564,000	Series 2021-B, Class A4, 0.510%, 3/15/2027[2]	1,510,341
	Mercedes-Benz Auto Receivables Trust
293,872	Series 2019-1, Class A4, 2.040%, 1/15/2026[2]	292,262
	MMAF Equipment Finance LLC
19,349	Series 2020-A, Class A2, 0.740%, 4/9/2024[2,5]	19,327
234,536	Series 2022-A, Class A2, 2.770%, 2/13/2025[2,5]	231,398
	Newark BSL CLO Ltd.
461,009	Series 2016-1A, Class A1R, 6.440% (3-Month Term SOFR+136.16 basis points), 12/21/2029[2,3,5]	457,611
	Nissan Auto Receivables Owner Trust
137,099	Series 2020-A, Class A3, 1.380%, 12/16/2024[2]	136,174
629,495	Series 2019-C, Class A4, 1.950%, 5/15/2026[2]	622,935
	OCP CLO Ltd.
1,514,057	Series 2014-7A, Class A1RR, 6.370% (3-Month USD Libor+112 basis points), 7/20/2029[2,3,5]	1,504,574
	Porsche Financial Auto Securitization Trust
320,000	Series 2023-1A, Class A1, 5.365%, 5/22/2024[2,5]	319,986
	Rad CLO 3 Ltd.
500,000	Series 2019-3A, Class A, 6.740% (3-Month USD Libor+148 basis points), 4/15/2032[2,3,5]	496,938
	Regatta Funding LP
500,000	Series 2013-2A, Class CR2, 8.960% (3-Month USD Libor+370 basis points), 1/15/2029[2,3,5]	497,927
	Santander Retail Auto Lease Trust
264,417	Series 2021-A, Class A3, 0.510%, 7/22/2024[2,5]	261,558
	SFS Auto Receivables Securitization Trust
500,000	Series 2023-1A, Class A1, 5.566%, 7/22/2024[2,5]	500,000
	Sound Point CLO Ltd.
331,003	Series 2016-3A, Class AR2, 6.263% (3-Month USD Libor+99 basis points), 1/23/2029[2,3,5]	331,174

56

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Stratus CLO Ltd.
200,056	Series 2021-3A, Class A, 6.200% (3-Month USD Libor+95 basis points), 12/29/2029[2,3,5]	$198,468
625,000	Series 2021-1A, Class C, 7.000% (3-Month USD Libor+175 basis points), 12/29/2029[2,3,5]	600,356
	Symphony Static CLO Ltd.
207,144	Series 2021-1A, Class A, 6.085% (3-Month USD Libor+83 basis points), 10/25/2029[2,3,5]	204,855
	Toyota Auto Receivables Owner Trust
216,749	Series 2023-B, Class A1, 5.225%, 5/15/2024[2]	216,701
	Toyota Lease Owner Trust
500,000	Series 2023-A, Class A2, 5.300%, 8/20/2025[2,5]	497,821
	Voya CLO Ltd.
1,602,877	Series 2015-1A, Class A1R, 6.162% (3-Month USD Libor+90 basis points), 1/18/2029[2,3,5]	1,595,600
620,184	Series 2017-1A, Class A1R, 6.210% (3-Month USD Libor+95 basis points), 4/17/2030[2,3,5]	615,700
853,433	Series 2017-2A, Class A1R, 6.240% (3-Month USD Libor+98 basis points), 6/7/2030[2,3,5]	847,712
	World Omni Auto Receivables Trust
47,764	Series 2020-A, Class A3, 1.100%, 4/15/2025[2]	47,461
	World Omni Select Auto Trust
539,422	Series 2021-A, Class A3, 0.530%, 3/15/2027[2]	523,072
1,075,000	Series 2023-A, Class A2A, 5.920%, 3/15/2027[2]	1,073,317
	York CLO 1 Ltd.
460,000	Series 2014-1A, Class BRR, 6.923% (3-Month USD Libor+165 basis points), 10/22/2029[2,3,5]	457,285
	TOTAL ASSET-BACKED SECURITIES
	(Cost $43,116,095)	43,127,197
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
	COLT Mortgage Loan Trust
7,948	Series 2020-2, Class A1, 1.853%, 3/25/2065[2,5,6]	7,890
	GS Mortgage Securities Corp. II
750,000	Series 2012-BWTR, Class A, 2.954%, 11/5/2034[2,5]	544,968
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $769,147)	552,858
	CORPORATE — 15.5%
	BASIC MATERIALS — 1.1%
	DuPont de Nemours, Inc.
225,000	6.431% (3-Month USD Libor+111 basis points), 11/15/2023[3]	225,607

57

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	BASIC MATERIALS (Continued)
	Georgia-Pacific LLC
465,000	0.625%, 5/15/2024[5]	$446,229
	Sherwin-Williams Co.
220,000	4.250%, 8/8/2025	215,480
		887,316
	COMMUNICATIONS — 1.1%
	AT&T, Inc.
375,000	6.720% (3-Month USD Libor+118 basis points), 6/12/2024[3]	378,316
	Comcast Corp.
185,000	3.950%, 10/15/2025[2]	180,385
	Fox Corp.
225,000	4.030%, 1/25/2024[2]	222,791
	Verizon Communications, Inc.
125,000	5.847% (SOFR Index+79 basis points), 3/20/2026[3]	125,217
		906,709
	CONSUMER, CYCLICAL — 2.0%
	American Honda Finance Corp.

225,000	0.750%, 8/9/2024	213,615
	Daimler Trucks Finance North America LLC
250,000	6.060% (SOFR Rate+100 basis points), 4/5/20243,[5]	250,308
	General Motors Financial Co., Inc.
100,000	1.700%, 8/18/2023	99,486
	Hyundai Capital America
225,000	1.250%, 9/18/2023[5]	222,879
	Lowe's Cos., Inc.
225,000	4.000%, 4/15/2025[2]	219,173
	McDonald's Corp.
170,000	3.375%, 5/26/2025[2]	164,462
	Mercedes-Benz Finance North America LLC
200,000	3.650%, 2/22/2024[5]	197,483
	Starbucks Corp.
15,000	5.492% (SOFR Index+42 basis points), 2/14/2024[2,3]	15,000
	Toyota Motor Credit Corp.
80,000	5.331% (SOFR Index+33 basis points), 1/11/2024[3]	80,004
90,000	4.450%, 5/18/2026	88,714
90,000	5.960% (SOFR Index+89 basis points), 5/18/2026[3]	90,612
		1,641,736

58

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL — 4.8%
	AbbVie, Inc.	$441,578
460,000	2.600%, 11/21/2024[2]
	Astrazeneca Finance LLC
400,000	0.700%, 5/28/20242	383,380
	Baxter International, Inc.
265,000	5.508% (SOFR Index+44 basis points), 11/29/2024[3]	262,800
	Biogen, Inc.
106,000	4.050%, 9/15/20252	102,589
	Cigna Corp.
225,000	3.250%, 4/15/2025[2]	215,613
	Diageo Capital PLC
150,000	2.125%, 10/24/2024[2,4]	143,532
	GSK Consumer Healthcare Capital UK PLC
275,000	3.125%, 3/24/2025[4]	262,880
	Humana, Inc.
250,000	4.500%, 4/1/2025[2]	245,503
	McCormick & Co., Inc.
225,000	3.150%, 8/15/2024[2]	218,545
	Moody's Corp.
225,000	3.750%, 3/24/20252	218,834
	PayPal Holdings, Inc.
175,000	1.650%, 6/1/2025[2]	163,848
	Pfizer, Inc.
450,000	3.400%, 5/15/2024	440,430
	Stryker Corp.
275,000	3.500%, 3/15/2026[2]	263,936
	Sysco Corp.
250,000	3.750%, 10/1/2025[2]	241,820
	Thermo Fisher Scientific, Inc.
270,000	5.546% (SOFR Index+53 basis points), 10/18/2024[2,3]	270,008
		3,875,296
	ENERGY — 1.0%
	Enbridge, Inc.
300,000	5.701% (SOFR Index+63 basis points), 2/16/2024[3,4]	299,807
	Energy Transfer LP
250,000	4.200%, 9/15/2023[2]	249,087
	TransCanada PipeLines Ltd.
250,000	6.579% (SOFR Index+152 basis points), 3/9/2026[2,3,4]	250,332
		799,226

59

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL — 0.3%
	Aon Global Ltd.
250,000	3.500%, 6/14/2024[2,4]	$244,628
	INDUSTRIAL — 1.5%
	Boeing Co.
320,000	1.433%, 2/4/2024[2]	311,557
	Caterpillar Financial Services Corp.
250,000	5.328% (SOFR Rate+27 basis points), 9/13/2024[3]	249,730
	Parker-Hannifin Corp.
465,000	2.700%, 6/14/2024[2]	451,746
	WRKCo, Inc.
225,000	3.750%, 3/15/2025[2]	216,599
		1,229,632
	TECHNOLOGY — 1.9%
	Apple, Inc.
275,000	3.250%, 2/23/2026[2]	264,939
	Fidelity National Information Services, Inc.
220,000	0.600%, 3/1/2024	212,366
	Fiserv, Inc.
250,000	3.800%, 10/1/2023[2]	248,770
	Hewlett Packard Enterprise Co.
62,000	4.450%, 10/2/2023[2]	61,824
225,000	1.450%, 4/1/2024[2]	217,841
	International Business Machines Corp.
400,000	3.000%, 5/15/2024	391,046
	Oracle Corp.
100,000	2.950%, 5/15/2025[2]	95,417
		1,492,203
	UTILITIES — 1.8%
	American Electric Power Co., Inc.
465,000	2.031%, 3/15/2024	452,339
	Avangrid, Inc.
150,000	3.150%, 12/1/2024[2]	143,950
	Dominion Energy, Inc.
280,000	3.300%, 3/15/2025[2]	268,276
	Eversource Energy
225,000	0.800%, 8/15/2025[2]	202,718
	NextEra Energy Capital Holdings, Inc.
300,000	5.464% (SOFR Index+40 basis points), 11/3/2023[2,3]	299,966

60

Palmer Square Ultra-Short Duration Investment Grade Fund SCHEDULE OF INVESTMENTS - Continued As of June 30, 2023

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	UTILITIES (Continued)
125,000	4.255%, 9/1/2024	$122,981
		1,490,230
	TOTAL CORPORATE
	(Cost $12,701,522)	12,566,976
	U.S. GOVERNMENT — 26.7%
	United States Treasury Bill
1,500,000	5.197%, 8/10/2023	1,491,882
1,500,000	5.147%, 9/5/2023	1,486,340
1,000,000	4.769%, 10/5/2023	986,504
1,000,000	4.903%, 10/12/2023	985,464
1,000,000	4.994%, 10/19/2023	984,411
2,000,000	4.992%, 10/26/2023	1,966,810
2,000,000	4.714%, 11/2/2023	1,964,768
5,200,000	5.203%, 11/9/2023	5,103,446
4,500,000	5.209%, 11/16/2023	4,412,025
2,250,000	4.532%, 11/30/2023	2,201,310
	TOTAL U.S. GOVERNMENT
	(Cost $21,599,583)	21,582,960
	TOTAL BONDS
	(Cost $78,186,347)	77,829,991

Number
of Shares
	SHORT-TERM INVESTMENTS — 1.1%
864,976	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 4.92%[7,8]	$864,976
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $864,976)	864,976
	TOTAL INVESTMENTS — 99.4%
	(Cost $80,744,788)	80,407,935
	Other Assets in Excess of Liabilities — 0.6%	506,726
	TOTAL NET ASSETS — 100.0%	$80,914,661

61

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

[1]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[2]	Callable.
[3]	Floating rate security.
[4]	Foreign security denominated in U.S. Dollars.
[5]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $29,432,987 which represents 36.38% of total net assets of the Fund.
[6]	Variable rate security.
[7]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $521,733, which represents 0.64% of total net assets of the Fund.
[8]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

62

Palmer Square Ultra-Short Duration Investment Grade Fund SUMMARY OF INVESTMENTS As of June 30, 2023

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	53.3%
U.S. Government	26.7%
Corporate	15.5%
Commercial Mortgage-Backed Securities	0.7%
Total Bonds	96.2%
Bank Loans	2.1%
Short-Term Investments	1.1%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

63

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2023

Assets:
Investments, at value (cost $80,744,788)	$80,407,935
Cash	633
Cash held at broker for futures contracts	31,282
Cash held at broker for securities sold short	138,637
Receivables:
Interest	425,350
Prepaid expenses	9,131
Total assets	81,012,968

Liabilities:
Payables:
Fund shares redeemed	908
Advisory fees	10,262
Shareholder servicing fees (Note 6)	8,281
Fund administration and accounting fees	21,621
Transfer agent fees and expenses	3,887
Custody fees	6,857
Auditing fees	24,271
Trustees' deferred compensation (Note 3)	9,515
Trustees' fees and expenses	1,773
Chief Compliance Officer fees	1,372
Commitment fees (Note 12)	589
Accrued other expenses	8,971
Total liabilities	98,307

Net Assets	$80,914,661

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$81,774,961
Total accumulated earnings (deficit)	(860,300)
Net Assets	$80,914,661

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$80,914,661
Shares of beneficial interest issued and outstanding	4,101,682
Offering and redemption price per share	$19.73

See accompanying Notes to Financial Statements.

64

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2023

Investment Income:
Interest	$2,712,700
Total investment income	2,712,700

Expenses:
Advisory fees	155,020
Shareholder servicing fees (Note 6)	33,815
Fund administration and accounting fees	92,751
Transfer agent fees and expenses	22,727
Custody fees	12,523
Registration fees	27,993
Auditing fees	24,271
Legal fees	15,482
Interest on securities sold short	13,436
Chief Compliance Officer fees	11,086
Trustees' fees and expenses	9,001
Shareholder reporting fees	8,001
Miscellaneous	5,962
Insurance fees	3,573
Commitment fees (Note 12)	1,067
Total expenses	436,708
Advisory fees (waived) recovered	(112,254)
Net expenses	324,454
Net investment income (loss)	2,388,246

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(485,841)
Securities sold short	45,382
Futures contracts	(588)
Net realized gain (loss)	(441,047)
Net change in unrealized appreciation (depreciation) on:
Investments	443,920
Securities sold short	(10,320)
Futures contracts	4,575
Net change in unrealized appreciation (depreciation)	438,175
Net realized and unrealized gain (loss)	(2,872)

Net Increase (Decrease) in Net Assets from Operations	$2,385,374

See accompanying Notes to Financial Statements.

65

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$2,388,246	$296,825
Net realized gain (loss) on investments, futures contracts, and securities sold short	(441,047)	(15,746)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, and securities sold short	438,175	(912,106)
Net increase (decrease) in net assets resulting from operations	2,385,374	(631,027)
Distributions to Shareholders:
Distributions	(2,254,913)	(344,880)
Total distributions to shareholders	(2,254,913)	(344,880)

Capital Transactions:
Net proceeds from shares sold	70,349,804	34,203,815
Reinvestment of distributions	1,749,214	294,845
Cost of shares redeemed	(34,087,476)	(62,112,515)
Net increase (decrease) in net assets from capital transactions	38,011,542	(27,613,855)

Total increase (decrease) in net assets	38,142,003	(28,589,762)

Net Assets:
Beginning of period	42,772,658	71,362,420
End of period	$80,914,661	$42,772,658

Capital Share Transactions:
Shares sold	3,568,267	1,710,166
Shares reinvested	88,931	14,835
Shares redeemed	(1,728,971)	(3,108,361)
Net increase (decrease) in capital share transactions	1,928,227	(1,383,360)

See accompanying Notes to Financial Statements.

66

Palmer Square Ultra-Short Duration Investment Grade Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period August 1, 2018 through	For the Year Ended
	2023	2022	2021	2020	June 30, 2019*	July 31, 2018
Net asset value, beginning of period	$19.68	$20.06	$20.01	$20.05	$20.02	$20.03
Income from Investment Operations:
Net investment income (loss)[1]	0.76	0.10	0.12	0.39	0.46	0.35
Net realized and unrealized gain (loss)	(0.09)	(0.35)	0.05	(0.01)	0.06	(0.02)
Total from investment operations	0.67	(0.25)	0.17	0.38	0.52	0.33
Less Distributions:
From net investment income	(0.62)	(0.13)	(0.12)	(0.42)	(0.49)	(0.34)
Total distributions	(0.62)	(0.13)	(0.12)	(0.42)	(0.49)	(0.34)

Redemption fee proceeds[1]	-	-	-	-	- [2]	- [2]

Net asset value, end of period	$19.73	$19.68	$20.06	$20.01	$20.05	$20.02

Total return[2]	3.48%	(1.23)%	0.87%	1.91%	2.64%[4]	1.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80,915	$42,773	$71,362	$40,687	$47,787	$66,118

Ratio of expenses to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed[5,6]	0.70%	0.76%	0.67%	0.82%	0.79%[3]	0.84%
After fees waived and expenses absorbed[5,6]	0.52%	0.53%	0.51%	0.50%	0.51%[3]	0.51%

Ratio of net investment income (loss) to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed	3.67%	0.28%	0.44%	1.65%	2.23%[3]	1.44%
After fees waived and expenses absorbed	3.85%	0.51%	0.60%	1.97%	2.51%[3]	1.77%

Portfolio turnover rate	107%	112%	117%	100%	72%[4]	147%

*	Fiscal year end changed to June 30 effective August 1, 2018.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Annualized.
[4]	Not annualized.
[5]	If commitment fees and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.02%, 0.03%, 0.01% and 0.00% for the fiscal years ended June 30, 2023, 2022, 2021 and 2020, respectively, and 0.01% for the period ended June 30, 2019, and 0.01% for the fiscal year ended July 31, 2018.
[6]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

67

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

Note 1 – Organization

Palmer Square Income Plus Fund (“Income Plus Fund”) and Palmer Square Ultra-Short Duration Investment Grade Fund (“Ultra-Short Duration Investment Grade Fund’’) (each a “Fund” and collectively the “Funds”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Income Plus Fund’s primary investment objective is to seek income. A secondary objective is to seek capital appreciation. The Income Plus Fund commenced operations on February 28, 2014, prior to which its only activity was the receipt of a $2,500 investment from principals of the Income Plus Fund’s advisor and a $94,313,788 transfer of shares of the Income Plus Fund in exchange for the net assets of the Palmer Square Opportunistic Investment Grade Plus Trust (“Private Fund I”) and Palmer Square Investment Grade Plus Trust (“Private Fund II”), each a Delaware statutory trust (each a “Private Fund” collectively, the “Private Funds”). This exchange was nontaxable, whereby the Income Plus Fund issued 9,428,446 shares for the net assets of the Private Funds on February 28, 2014. Assets with a fair market value of $94,313,788 consisting of cash, interest receivable and securities of the Private Funds with a fair value of $92,629,439 (identified cost of investments transferred $91,621,375) were the primary assets received by the Income Plus Fund. For financial reporting purposes, assets received and shares issued by the Income Plus Fund were recorded at fair value; however, the cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Income Plus Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Ultra-Short Duration Investment Grade Fund’s primary investment objective is to seek income. A secondary objective is to seek capital appreciation. The Ultra-Short Duration Investment Grade Fund commenced investment operations on October 7, 2016.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity,ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Funds’ valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

68

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

(b) Bank Loans

The Funds may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Funds assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Funds intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand, representing a potential financial obligation by the Funds in the future. The Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Funds are committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

69

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Funds invest. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Funds may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(e) Short Sales

Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

70

Palmer Square Funds

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June 30, 2023

(f) Futures Contracts

The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates and other financial indexes), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as cash deposited with broker. Securities deposited as initial margin are designated in the Schedule of Investments. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marked to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. When the contracts are closed or expires, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.

(g) Swap Agreements and Swaptions

The Funds may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Funds. The Funds may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Funds would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Funds were a buyer and no credit event occurs, the Funds would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Funds entail certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

71

Palmer Square Funds

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June 30, 2023

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Funds in the event of a default. The purchase of credit default swaps involves costs, which will reduce each Fund's return.

The Funds may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Funds or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Funds may write (sell) and purchase put and call swaptions. The Funds may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Funds are hedging its assets or its liabilities. The Funds may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Funds anticipate purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Funds’ use of options.

Depending on the terms of the particular option agreement, the Funds will generally incur a greater degree of risk when they write a swaption than they will incur when it purchases a swaption. When the Funds purchase a swaption, they risk losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the Funds write a swaption, upon exercise of the option the Funds will become obligated according to the terms of the underlying agreement.

(h) Options Contracts

The Funds may write or purchase options contracts primarily to enhance each Fund’s returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Funds write or purchases an option, an amount equal to the premium received or paid by the Funds are recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

72

Palmer Square Funds

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June 30, 2023

(i) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

(j) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(k) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

73

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2023, and during the prior three open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders

The Funds will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(m) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Income Plus Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.49% of its average daily net assets and the Ultra-Short Duration Investment Grade Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.25% of its average daily net assets. Prior to November 1, 2019, the Income Plus Fund paid monthly investment advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% and 0.50% of the Income Plus Fund and Ultra-Short Duration Investment Grade Fund’s average daily net assets, respectively. This agreement is in effect until October 31, 2023 and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2023, the Advisor waived advisory fees totaling $112,254 for the Ultra-Short Duration Investment Grade Fund. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than dates stated below:

74

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Ultra-Short Duration Investment Grade Fund

June 30, 2024	$80,185
June 30, 2025	134,708
June 30, 2026	112,254
Total	$327,147

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2023, are reported on the Statement of Operations.

The Funds have a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended June 30, 2023, no credits were earned to reduce total fees.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2023, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Funds and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2023, are reported on the Statement of Operations.

75

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 4 – Federal Income Taxes

At June 30, 2023, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund
Cost of investments	$777,755,008	$80,748,565

Gross unrealized appreciation	$4,853,455	$130,584
Gross unrealized depreciation	(27,402,031)	(471,214)
Net unrealized appreciation (depreciation) on investments	$(22,548,576)	$(340,630)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2023, permanent differences in book and tax accounting have been reclassified to Capital and Total accumulated deficit as follows:

	Increase (Decrease)
		Total
	Paid-In Capital	Accumulated Earnings/(Deficit)
Income Plus Fund	$7,127	$(7,127)
Ultra-Short Duration Investment Grade Fund	646	(646)

As of June 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund
Undistributed ordinary income	$677,066	$2,696
Undistributed long-term gains	-	-
Tax accumulated earnings	677,066	2,696

Accumulated capital and other losses	(18,705,566)	(512,851)
Unrealized appreciation/(depreciation) on investments and securities sold short	(22,548,576)	(340,630)
Unrealized appreciation/(depreciation) on foreign currency translations, forwards, futures and swaps	22,435	-
Unrealized deferred compensation	(17,068)	(9,515)
Total accumulated earnings (deficit)	$(40,571,709)	$(860,300)

76

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The tax character of the distribution paid during the fiscal years ended June 30, 2023 and June 30, 2022, were as follows:

	Income Plus Fund		Ultra-Short Duration Investment Grade Fund
Distribution paid from:	2023	2022	2023	2022
Ordinary income	$42,994,012	$12,171,104	$2,254,913	$344,880
Net long-term capital gains	-	-	-	-
Total taxable distributions	42,994,012	12,171,104	2,254,913	344,880
Return of Capital	-	430,037	-	-
Total distributions paid	$42,994,012	$12,601,141	$2,254,913	$344,880

At June 30, 2023, the Funds had capital loss carryforwards, which reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration:
	Short-Term	Long-Term	Total
Income Plus Fund	$19,704	$18,685,862	$18,705,566
Ultra-Short Duration Investment Grade Fund	95,442	417,409	512,851

Note 5 – Investment Transactions

For the year ended June 30, 2023, for the Income Plus Fund, purchases and sales of investments, excluding short-term investments, futures contracts, forward contracts and swap contracts were $666,795,877 and $891,244,461, respectively. Securities sold short and short securities covered were $371,444,073 and $396,213,465, respectively, for the same period.

For the year ended June 30, 2023, for the Ultra-Short Duration Investment Grade Fund, purchases and sales of investments, excluding short-term investments, were $65,709,611 and $47,521,385, respectively. Securities sold short and short securities covered were $3,505,752 and $4,808,590, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2023, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

77

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

78

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2023, in valuing the Funds’ assets carried at fair value:

Income Plus Fund	Level 1	Level 2	Level 3***	Total
Assets
Investments
Bank Loans	$-	$41,916,130	$-	$41,916,130
Bonds
Asset-Backed Securities	-	429,787,490	-	429,787,490
Commercial Mortgage-Backed Securities	-	65,195,922	-	65,195,922
Corporate*	-	180,579,788	-	180,579,788
U.S. Government	-	75,141,009	-	75,141,009
Short-Term Investments	2,936,423	-	-	2,936,423
Total Investments	$2,936,423	$792,620,339	$-	$795,556,762
Other Financial Instruments**
Futures Contracts	95,313	-	-	95,313
Total Assets	$3,031,736	$792,620,339	$-	$795,652,075

Liabilities
Securities Sold Short
Bonds
U.S. Government	$-	$40,350,330	$-	$40,350,330
Total Securities Sold Short	$-	$40,350,330	$-	$40,350,330
Other Financial Instruments**
Forward Contracts	-	89,668	-	89,668
Total Liabilities	$-	$40,439,998	$-	$40,439,998

Ultra-Short Duration Investment Grade Fund	Level 1	Level 2	Level 3***	Total
Assets
Investments
Bank Loans	$-	$1,712,968	$-	$1,712,968
Bonds
Asset-Backed Securities	-	43,127,197	-	43,127,197
Commercial Mortgage-Backed Securities	-	552,858	-	552,858
Corporate*	-	12,566,976	-	12,566,976
U.S. Government	-	21,582,960	-	21,582,960
Short-Term Investments	864,976	-	-	864,976
Total Assets	$864,976	$79,542,959	$-	$80,407,935

*	All corporate bonds held in each Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments for each Fund.

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Palmer Square Funds

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June 30, 2023

**	Other financial instruments are derivative instruments such as futures contracts. Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
***	The Funds did not hold any level 3 securities at period end.

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on each Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on each Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of June 30, 2023 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Income Plus Fund Assets
Unrealized appreciation on open futures contracts*	$-	$-	$-	$95,313	$95,313
	$-	$-	$-	$95,313	$95,313
Income Plus Fund
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$-	$-	$89,668	$-	$89,668
	$-	$-	$89,668	$-	$89,668

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Net unrealized appreciation/depreciation is shown as variation margin as presented on the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended June 30, 2023 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Income Plus Fund Realized Gain (Loss) on Derivatives
Futures contracts	$-	$-	$-	$402,434	$402,434
Forward contracts	-	-	(710,132)	-	(710,132)
Swap contracts	2,178,650	-	-	-	2,178,650
	$2,178,650	$-	$(710,132)	$402,434	$1,870,952

80

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Ultra-Short Duration Investment Grade Fund Realized Gain (Loss) on Derivatives
Futures contracts	$-	$-	$-	$(588)	$(588)
	$-	$-	$-	$(588)	$(588)

Income Plus Fund Net Change in Unrealized Appreciation (Depreciation) on Derivatives	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Futures contracts	$-	$-	$-	$375,097	$375,097
Forward contracts	-	-	(752,179)	-	(752,179)
Swap contracts	2,215,769	-	-	-	2,215,769
	$2,215,769	$-	$(752,179)	$375,097	$1,838,687

Ultra-Short Duration Investment Grade Fund Net Change in Unrealized Appreciation (Depreciation) on Derivatives	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Futures contracts	$-	$-	$-	$4,575	$4,575
	$-	$-	$-	$4,575	$4,575

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of June 30, 2023 are as follows:

Income Plus Fund

Derivatives not designated as hedging instruments
Futures contracts	Interest rate contracts	Notional amount	$(12,871,172)
Forward contracts	Foreign exchange contracts	Notional amount	(28,714,263)
Swap contracts	Credit contracts	Notional amount	12,559,537

Ultra-Short Duration Investment Grade Fund

Derivatives not designated as hedging instruments
Futures contracts	Interest rate contracts	Notional amount	$(85,460)

Note 10 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

81

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Funds and each of its counterparties. These agreements allow the Funds and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Funds’ custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to each Fund from its counterparties are not fully collateralized contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance.

The Funds did not hold swap contracts at June 30, 2023.

Note 11 – Unfunded Commitments

The Funds may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of June 30, 2023, the total unfunded amount was 0.03% of the Income Plus Fund’s net assets and the Ultra-Short Duration Investment Grade Fund had no unfunded loan commitments outstanding.

As of June 30, 2023, the Income Plus Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
XPO, Inc.	$234,707	$234,414	$235,818	$1,404

Note 12 – Line of Credit

The Funds together with other funds managed by the Advisor (together “Palmer Square Funds”) have entered into a Senior Secured Revolving Credit Facility (“Facility”) of $75,000,000 with UMB Bank, n.a. Each Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 20% of the adjusted net assets of each Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the Wall Street Journal Prime rate minus 50bps, with a minimum rate of 3.00%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.25% per annum. The commitment fees for the year ended June 30, 2023 are disclosed in the Statement of Operations. During the year ended June 30, 2023, the Income Plus Fund and the Ultra-Short Duration Investment Grade Fund did not borrow under the line of credit. There was no line of credit payable balance in the Funds at June 30, 2023.

Note 13 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

82

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 14 - New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 15 – Events Subsequent to Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated each Fund’s related events and transactions that occurred through the date of issuance of each Fund’s financial statements.There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in each Fund’s financial statements.

83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2023, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund as of June 30, 2023, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Palmer Square Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Palmer Square Income Plus Fund	For the year ended June 30, 2023.	For each of the two years in the period ended June 30, 2023	For each of the four years in the period ended June 30, 2023, for the period February 1, 2019 through June 30, 2019 (fiscal year end change), and for the year ended January 31, 2019.
Palmer Square Ultra-Short Duration Investment Grade Fund	For the year ended June 30, 2023.	For each of the two years in the period ended June 30, 2023	For each of the four years in the period ended June 30, 2023, for the period August 1, 2018 through June 30, 2019 (fiscal year end change), and for the year ended July 31, 2018.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

84

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Funds

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2022

85

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	2	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	2	None.
86

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	2

SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.

Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	FPA Funds Trust (includes 2 portfolios), Bragg Capital Trust (includes 2 portfolios), FPA New Income, Inc. and FPA U.S. Core Equity Fund, Inc., each a registered investment company; Source Capital, Inc., a closed-end investment company.

87

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

[c]	Trustees and officers serve until their successors have been duly elected.
[d]	The Trust is comprised of 50 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
[e]	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

88

Palmer Square Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2023 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Income Plus Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/23	6/30/23	1/1/23 – 6/30/23
Actual Performance	$1,000.00	$ 1,033.30	$4.42
Hypothetical (5% annual return before expenses)	1,000.00	1,020.45	4.39

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88%, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

Ultra-Short Duration Investment Grade Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/23	6/30/23	1/1/23 – 6/30/23
Actual Performance	$1,000.00	$1,025.20	$2.60
Hypothetical (5% annual return before expenses)	1,000.00	1,022.23	2.60

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

89

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Palmer Square Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Income Plus Fund	PSYPX	46141P 388
Palmer Square Ultra-Short Duration Investment Grade Fund	PSDSX	46141Q 816

Privacy Principles of the Palmer Square Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 933-9033 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (866) 933-9033.

Palmer Square Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 866-933-9033

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Palmer Square Funds	FYE 6/30/2023	FYE 6/30/2022
Audit Fees	$51,600	$50,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Palmer Square Funds	FYE 6/30/2023	FYE 6/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Palmer Square Funds

Non-Audit Related Fees	FYE 6/30/2023	FYE 6/30/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/8/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/8/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/8/2023